                               [GRAPHIC OMITTED]

                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                              --------------------
                                  SEMI-ANNUAL
                               SEPTEMBER 30, 1997
                              --------------------

                               [GRAPHIC OMITTED]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ..........................................       1
Results of Shareholder Meeting .......................................       2

Tweedy, Browne Global Value Fund:
Portfolio of Investments .............................................      18
Schedule of Forward Exchange Contracts ...............................      27
Statement of Assets and Liabilities ..................................      33
Statement of Operations ..............................................      34
Statements of Changes in Net Assets ..................................      35
Financial Highlights .................................................      36
Notes to Financial Statements ........................................      37

Tweedy, Browne American Value Fund:
Portfolio of Investments .............................................      45
Schedule of Forward Exchange Contracts ...............................      52
Statement of Assets and Liabilities ..................................      54
Statement of Operations ..............................................      55
Statements of Changes in Net Assets ..................................      56
Financial Highlights .................................................      57
Notes to Financial Statements ........................................      58

--------------------------------------------------------------------------------

    This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------

 Investment Manager's Report

To Our Shareholders:

                                [Graphic Omitted]
                    Will Browne, John Spears and Chris Browne

    We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund. The performance of your Funds for the six months and twelve months ended September 30, 1997 is presented in the table below.

                     TWEEDY, BROWNE                         TWEEDY, BROWNE          EAFE               EAFE
                     AMERICAN VALUE         S&P 500          GLOBAL VALUE       (U.S. DOLLAR)        (HEDGED)
------------------------------------------------------------------------------------------------------------
6 months                 28.67%             26.26%              15.91%             12.18%             15.58%
------------------------------------------------------------------------------------------------------------
12 months                45.01              40.44               31.00              12.18              24.45
------------------------------------------------------------------------------------------------------------
Annualized since
Inception                22.98              23.54               17.36               9.57              12.37
------------------------------------------------------------------------------------------------------------

Note: The performance shown represents past performance and is not a guarantee of future results. The
      Funds share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

    It has clearly been a good time to be invested, and any time we can see our net worth increase in a year by 45% or 31%, we are happy. We cannot and will not claim that we could foresee this year's rise in the stock market, but we are happy we were there to enjoy it. If forced to make a prediction a year ago about what we thought the stock market might do for the next twelve months, we can assure you that we would not have guessed that the Standard & Poor's 500 Stock Index ("S&P 500") would have risen 40%. Fortunately for us and you, we do not engage in such speculation. So long as we can find the kind of investment opportunities we like, and we like what we own, we plan to stay fully invested. This is a lesson we learned in the late 1980s. Ten years ago we were concerned that the stock market was too high and we became cautious about putting money to work. Although we have always professed to be strictly bottom-up stock pickers who paid no attention to macro-economic issues, we were in fact, as one client described us, "closet market timers." Without realizing it, our own fears that after so many good years the stock market was bound to correct, led us to build up significant cash positions in our managed portfolios. When we found a cheap stock, such as American Broadcasting Company which was selling at 60% of its intrinsic business value, we bought a 1% position rather than a full 3% position which was our customary practice. We thought we would be able to buy more at an even cheaper price after the stock market corrected.

    We cannot even lay claim to predicting the "Crash of '87" because our timidity began long before and persisted long after that event. We actually took some perverse pleasure in the crash after we realized the world was not going to unravel because we were able to finally put some money to work in stocks that had suddenly become 20% or 30% cheaper for reasons about which we can only speculate. Fortunately, our research into the behavior of stock markets led us to conclude that we could not and never would be able to predict whether the stock market would go up or down in some short-term foreseeable time period. We also had a few smart clients who told us they hired us to buy stocks, not hold cash. They would determine how much cash they thought they needed. They liked the stocks we bought and wanted to own more of them. We further concluded that, between 1926 and 1996, on average the stock market rises perhaps 70% of the time on an annual basis. These are pretty good odds, but the major portion of the stock market's advance comes in perhaps 5% of the time measured by days. Trying to figure out which 5% of the days would produce most of our return was a futile exercise. Moreover, trading in and out of the market with the expectation of selling at a high and buying back at a lower price only seemed to benefit brokers and the Internal Revenue Service ("IRS"). While we like the brokers we use, we cannot make the same statement about the IRS.

    Taking intellectual comfort from the empirical evidence, we decided to be more fully invested with that portion of our assets we would not need in the near future for the rent or college bills or a new car. We began this process in the early 1990s, which took perhaps more courage (or stupidity), given the horrible relative and absolute investment results experienced by "value managers" in 1989 and 1990. In 1989, the U.S. economy was thought to be on the brink of recession and investors flooded into "quality" growth stocks like Coca-Cola and Merck while mundane stocks owned by the value set just languished. Our own client composite rose only 13.2% in 1989, as compared to a gain of 31.7% in the S&P 500. Then, to add insult to injury, in 1990 the cheap financial stocks, such as banks and insurance companies that the value managers owned in great abundance, had a disastrous year while the large cap growth stocks did not do so badly. Our client composite sank 12.3% while the S&P 500 fell only 3.1%. However, being gluttons for punishment and investors of limited scope, we moved back into stocks and are glad to report we have never been happier. We consider that decision one of but a few "defining moments" in our collective investment careers.

    As we have said in the past, (our ears are ringing with, "Here they go again") we know we cannot predict where the stock market is going in the short run. On average over long periods of time, stock markets have risen as economies grow, and stocks have beaten bonds and cash. Stocks possessing investment characteristics described in our booklet, What Has Worked in Investing, such as low price/earnings ratio or low price-to-book value ratios, have beaten most stocks and the stock market indices. We sometimes think the greatest benefit we have provided our clients over time is the advice to stay invested in periods of uncertainty. We recently received a letter from a client who wrote to tell us that his wife of 47 years had passed away, which saddened us. This client, a retired college professor, then went on to tell us that in the late 1960s he gave a modest sum of money to Tweedy, Browne to manage because he knew one of our now retired partners, Ed Anderson. (The term "modest" is the clients, not ours. We happen to believe any sum of money one invests is important.) Through the years, this investment put two children through college and graduate school, and enabled our client and his wife to go around the world on the QE II and spend a few months each winter for several years of their retirement in the Virgin Islands. That "modest" investment made a significant difference in their lives. To say his words make us feel good is an understatement. When we look back on the past 30 years, we can remember more than a few times when stock market pundits would have advised our client to get out of the stock market because the bears were on a rampage. Whether due to dumb luck, misplaced trust or long-term thinking, our client "stayed in" through the bear market of the early 1970s, the gloomy days of recession and record-high interest rates of the early 1980s, the Crash of 1987 and our own disappointing performance in 1989 and 1990. Stories such as this are helpful reminders of the long-term benefit of investing in stocks especially when a chorus of bears is singing.

    As we write this letter, today is the tenth anniversary of the Crash of '87. So what? Well, it is a news event and an opportunity to write stories comparing today's stock market with the stock market of ten years ago. It is an opportunity for reporters and pundits alike to conjure up fears of eminent financial disaster. Articles which give rise to feelings of fear or greed seem to sell magazines and newspapers as well as articles about the lifestyles of rock stars and movie stars. Both topics in our opinion are equally relevant, or irrelevant as the case may be, to your financial health. But articles that advise people to invest their money in stocks for thirty years and ignore any shorter-term fluctuations do not sell newspapers. Instead we are fed a daily diet of economic signals which could predict a continuation of the bull market or the onset of the next crash. And the signals are different each day. If it were so easy to read the tea leaves of the economy, someone would do it and we would all know whether to cash in our chips today and wait until the market bottoms out before going back in. At times it seems as if the whole future of the world economy hinges on what Alan Greenspan thinks... "Greenspan has Argument with Wife, Stocks Plummet." While we do not know Alan Greenspan, one of us does know his wife, Andrea Mitchell, and we do not mean to imply that they argue. We think Alan Greenspan has been a terrific head of the Federal Reserve and that Andrea Mitchell is a lovely lady and great White House correspondent, but we do not think daily ruminations about his views of the economy are particularly relevant to our investments in the long run.

    Some day in the future the Federal Reserve will raise interest rates and the stock market will likely react negatively. They could also lower rates before raising them and stocks could rise even higher than they are today. Some day the stock market will go down; actually it goes down on a lot of days and we accept the fact that there could be a real bear market for reasons we cannot not now foresee. However, if the stock market went down 25% from where it is today, we would only be giving up a portion of the gains we made in the past twelve months, and we presume it would resume its longer term trend of going up. Listening to the merchants of doom who seem to appear almost daily on financial talk shows, one could conclude that the stock market is a zero sum game, that stocks fall as much as they rise, and that over time the trend line for stocks is flat. This is a disservice to the public, although no more of one than that of promoters who would have us believe that stocks will always provide returns of 20% or 30% each year. Over long periods, as measured by the S&P 500, which is as good a proxy for the market as exists, stocks have compounded at about 10% per year. There is no magic to this number; it is quite easy to understand. Over long periods of time, corporate profits have grown 6% per year which is the sum of 3% growth due to inflation and 3% growth attributable to growth in the Gross Domestic Product. Monetary authorities, the guys who can wreak havoc on stock prices by raising interest rates, have historically been happy with inflation at 3% and real growth at 3%. Economies do not seem to get out of hand at those levels of growth. The balance of the stock market's return has come from dividends which over long periods of time have been at a yield of 4%. If you are willing to wait and are happy with compounding at 10%, you can probably get it from an index fund before taxes.

    Ten percent may not sound like a very big number, but consider this real life story. We know an individual who was lucky enough to have inherited about $15 million in the early 1960s. This was a princely sum, no doubt, although not so great today considering the size of NBA contracts or Jim Carrey's fee for a single movie. This inheritance was in trust and in one stock. Perhaps because of a low cost basis and capital gains rates that have been historically higher than today's 20% rate, the trustees never sold any shares. Luckily, this one stock was one of the great, well-managed growth companies of our day. (We have chosen not to mention the name of the company as it would then be rather easy to determine who this individual is and we would be betraying a confidence.) Our lucky fellow lived on his dividends, which we estimate have averaged 2% per year. The stock has risen and fallen, but today is worth more than $500 million. The rate of compounding of $15 million to $500 million over 34 years is 10.86%. Adding back the dividend yield of 2%, Mr. Lucky had a total return before taxes of about 12.86%. Not having realized any gains has so far saved this person about $100 to $200 million depending on whether the shares were sold today or at some time in the past. It does not take high-risk hedge fund returns to get to be rich; you just have to live long enough. In terms of a 3% rate of inflation over this period, the original $15 million would have to be nearly $41 million to be worth the same amount. Instead, our friend is 12 times richer. Were he to pass away tomorrow (which we sincerely hope he will not), he would leave enough money even after paying inheritance taxes of 55% to give five children the same inheritance he received, but in 1997 dollars. Each child would receive approximately $45 million after all inheritance taxes had been paid. Had his trustees sold his shares and invested his inheritance in bonds for safe, secure income, he would still only have $15 million and would have enjoyed the privilege of paying taxes on that income at rates ranging from a high of 90% in the early 1960s to a now forgotten low of 28% in the Reagan years. Moreover, $15 million today is only worth 37% of what it was worth in 1963.

    Inflation is a somewhat hidden but highly insidious form of taxation. While few, if any of us, would shed tears for someone who inherits $15 million today, pretend instead that the sum is $1 million and this is the amount of money that has been set aside in your 401K for retirement. If the entire amount is invested in bonds and the income is spent, your net worth is declining 3% every year, assuming the historic rate of inflation. If you live for 30 years after retirement, which is now quite possible, you will find yourself with the equivalent of $370,000 which may be less than you consider comfortable. Fortunately, stocks have a built-in antidote to inflation. On average, corporate America raises prices to keep up with inflation and adds a premium to this through gains in productivity and overall economic growth. Between 1925 and 1996, the pre-tax return on the S&P 500 has not been less than inflation in any 20-year period. The pre-tax returns from U.S. government bonds and treasury bills beat inflation in 31% and 54% of the 20-year periods, respectively. This is why we personally do not like bonds or treasury bills and why we are quite comfortable owning stocks for the long term. If over the long term we can improve our returns above the passive returns of an index fund, so much the better. In our example above, the difference our friend earned at 12.86% versus the 10% return for the index added $116 million to his net worth.

    It appears obvious to us that one would want to own stocks if one wants their net worth to stay up with or even grow faster than inflation. If only there were no down turns in the stock market, one could invest their money knowing it would always grow. Unfortunately, stock markets do go down from time to time, and even though in the long run you are likely to profit if you stay invested in stocks, the short run possibility of loss is greater than some can tolerate. Behavioral psychologists have found that the disutility of loss is twice as great as the utility of gain. Somehow we cannot help but be human. Overcoming these human instincts is important for your financial well being. For instance, let us say that you decided to finally take the plunge and invest your nest egg the day before the crash of 1987. Unless you left that night for some remote island where there was no communication with the outside world, you might well be scared into selling everything and putting your money back in the bank just like Aunt Harriet told you to do in the first place. However, if for some reason you decided to stay in, you would have been amply rewarded ten years later. The October 17, 1997, issue of THE WALL STREET JOURNAL carried a table entitled The '87 Crash Anniversary, which presented certain statistics comparing today to the market close the day before the crash. On that Friday, October 16, 1987, the Dow Jones Industrial Average ("DJIA") closed at 2246.74. The following Monday, it sank 508 points for a one day loss of 22.46%. On Thursday, October 16, 1997, the DJIA was at 7938.88, 3.5 times higher for an annually compounded rate of return of 13.45% before dividends, which we estimate contributed another 3%-plus to the annually compounded rate of return. Entering the market the day before one of its most significant declines still produced rates of return ten years later that exceeded the long-term rate of return of the S&P 500 by more than 60%.

    Statistics can be revealing and they can be misleading. In the aforementioned chart in THE WALL STREET JOURNAL, there is an implication that the stock market is once again at a level from which a crash could occur. We agree that the popular stock market averages are fundamentally higher than their historic norms, but do not conclude that it will take a crash to bring them back to earth. While the DJIA has increased 250% before dividends over the ten-year period, the underlying earnings of the companies in the average have also increased 204% for a compounded growth rate of nearly 11.8%. This has been an extraordinary ten years for corporate America. In 1987 the price/ earnings ratio of the DJIA was 17.8 times its trailing twelve-month earnings. Today it is 20.67 times trailing earnings. The price/earnings ratio has increased 16%. However, in 1987 the 30-year treasury bond yield was 10.22% and had been rising all summer. Today it is 6.41%. If the treasury bond yield were a price/earnings ratio, it would have increased by 60% as compared to the 16% increase in the price/earnings ratio of the DJIA. If the DJIA were to decline so that its price/earnings ratio was at its historic ratio of 14.5 times earnings, the averages would go down approximately 30%. This would be painful but not terminal. Alternatively, the DJIA could stay where it is and if earnings grew at the pace they have over the past ten years, the price/ earnings ratio would be back to 14.5 in four years.

    Another statistic market forecasters like to watch is the dividend yield on the averages. In 1987 the dividend yield of the DJIA was a healthy 3.07%. Today it is only 1.68%. Historically, we are told, a dividend yield of less than 2% is an indication of a toppy market. However, in 1987, the companies in the DJIA were paying out 54.6% of their earnings in dividends, which is only slightly less than the 58% of earnings they would be paying if the averages yielded their historic 4% and sold at 14.5 times earnings. Today, the payout ratio of the DJIA is only 34.7%. Corporate America is choosing to retain a greater portion of its earnings rather than pay them out to shareholders in the form of dividends. This has been a smart decision because the return on capital for the companies in the averages may well be at an all-time high. Simply stated, corporations are making more money keeping their earnings in the business than we as shareholders could be making if they turned the earnings over to us. If the dividend payout ratio today was 58%, the yield on the DJIA would be a more comfortable 2.8%. Although shareholders like to see dividends because they view it as money they are allowed to spend rather than as invading capital, which would be the case if one sold some stock to get cash, it is not tax efficient. Dividends are taxed at the highest rates in the tax tables. Capital gains are taxed at the lowest rates. As shareholders, we would be better off with no dividends and be forced to sell some shares when we needed money to buy a new car or house. In this way, shareholders could decide when they wanted to pay their taxes on their pro-rata share of the corporations' earnings rather than being forced to turn over a significant portion of their earnings to the IRS. And so long as the corporation is able to earn high returns on its reinvested capital, we are better off leaving it in the company. If the company does not have a use for the earnings that will produce satisfactory returns, they could always use the money to buy back their shares. Share buy-backs increase the earnings of each remaining share of stock that is outstanding because overall corporate earnings are divided among a smaller number of shares. By buying back shares, the corporation is also giving the shareholders the choice of taking out part of their earnings and choosing to pay their share of taxes at the lower capital gains rate, or not as the case may be. Warren Buffett learned this bit of math a long time ago, and the fact that his company, Berkshire Hathaway, pays no dividend has not hurt its share price or the wealth of its shareholders. We doubt that corporate America is going to decide not to pay dividends any time soon, despite the fact it would be in our best interests. Dividends are simply ingrained in our shareholder culture.

    Another sign that stock market pundits point to as an indication of imminent financial collapse is the growth of assets invested in mutual funds. Again referring to THE WALL STREET JOURNAL chart, the compounded rate of growth of money invested in stock mutual funds over the past ten years has been 17.3%, which is about 2% compounded greater than the rate of return of the DJIA after including the reinvestment of dividends. This means there has been a shift in the proportion of corporate America owned by individuals through mutual funds. But is this bad? We do not think so. Ten years ago it was more common for someone retiring to receive a pension rather than a lump sum distribution of the money that would otherwise provide for that pension. If you lived to be 100, you made out OK. If, on the other hand, you died a year later the corporation made out because they were relieved of the obligation to pay you your pension. With a lump sum distribution you have something to leave to your heirs if you are unfortunate enough to suffer an early demise. Moreover, pensions were generally a fixed amount so that the above-mentioned insidious inflation tax was eroding your income. If you live long enough, your pension might not be sufficient to maintain your lifestyle in your later years. With a lump sum, you at least have the chance of seeing your retirement nest egg keep pace with inflation. Investors are acting rationally by investing their retirement assets in stocks, which over time have historically beaten bonds and cash. However, listening to the market pundits, you could come away with the impression that individual investors are gambling in some high stakes casino that has no reasonable chance of turning a profit. So far, score one for the investors.

    The pundits further caution that when the inevitable bear market or crash occurs, these same investors will make a stampede for the door, further exaggerating a stock market drop. It seems to us a bit arrogant on their part to assume that all those people who have invested in mutual funds are so dumb that they will sell everything at the first sign of trouble. In the crash of '87, the opposite was true. Mutual funds did not report any such mad rush on the part of shareholders to redeem while it was the supposedly rational professionals who were doing all the selling. Some day the stock market will go down. It will probably take some future government's misguided economic policy to do it or some unpredictable world political problem. This does not mean it will not then recover, as it has every time in the past, and continue to compound at its more historic rate. It is a bit like going to the dentist: no one looks forward to it, everyone tries to put it off as long as possible, but after it's over, it was never as bad as the anticipation.

    The average mutual fund investor is probably someone over the age of forty who has experienced some ups and downs in the market. Unfortunately, the same apparently cannot be said for the typical mutual fund manager. As more and more funds have been created to cater to every segment of the market, more and more fund managers are needed. The number of U.S. stock mutual funds has grown from 2,129 in 1987 to 6,685 today. In an article from the June 13, 1997, issue of THE WALL STREET JOURNAL, it was reported that the average fund manager is 28 years old. This means that they were not even around the market in the crash of '87. The concern should not be how the shareholders will react but how the fund managers will react. In the old days, mutual fund managers achieved star status after years of beating the averages. Today, they are packaged by marketing people and given aggressive personalities, as if mountain climbing or race car driving provided the stamina needed to navigate through today's treacherous markets. Like NBA teams, mutual fund companies bid for the best players. This can create an environment where the managers start acting like heavy metal band members. THE WALL STREET JOURNAL reported on September 11, 1997, what happened at a mutual fund managers gathering, entitled What Next for Closed-End Bond Funds, last December in Vail, Colorado. The hotel manager was told to put out eight tons of M&M's but remove all the yellow ones. It seems yellow is a color associated with bears. A few yellow M&M's slipped through the filtering process, and some of the younger fund managers flew into a rage and trashed the hotel to the tune of $220,000. It would be difficult if not impossible to imagine John Templeton, John Neff or Peter Lynch engaging in similar behavior.

    Mere youth is not a reason not to invest with someone, nor is it reason to invest. Maturity is not a character trait found only in people of a certain age. After all, when Chris Browne, Will Browne and John Spears took over the principle task of managing money at Tweedy, Browne, their ages were, 30, 32, and 28, respectively. We did have what we believe is the advantage of having worked for then partners Tom Knapp and Ed Anderson for whom we still manage money, and for Howard Browne who passed away in 1994. Now that we are in our very early 50s, we like to think we have been around long enough to have weathered some pretty ugly stock markets, but still have many productive years ahead. If we use Walter Schloss as a role model, our best years are still to come. Today, Walter is 81 and still beating most of the competition in the money management business.

    We began writing this letter on Monday, October 20, 1997. The previous Thursday and Friday, the DJIA declined 210.95 points, or 2.6%. The following Monday it rose 74.41 points, and on Tuesday it rose 139 points, for a two-day gain of 2.7%. Whatever spooked the market the previous week was forgotten two days later. On Thursday, October 23, the DJIA went down 187 points. We bought stocks. We are at a loss to explain why it goes down so much one day and up so much the next. However, we do not believe it is worth our time and energy to speculate on the stock market's gyrations. We would rather just buy stocks when others want to get rid of them. As far as we can tell, nothing so momentous has occurred to account for such dramatic swings in investor sentiment.

    All of this self-indulgent discussion is not without its purpose, which is to tell our fellow shareholders not to worry about all the talk one hears of the impending crash. If you look at stock prices rationally, the only time that stock prices really matter is when you want to sell. Stock price fluctuations are an advantage to the investor because they provide an opportunity to buy partial interests in businesses, or shares, at low prices and sell at high prices in relation to value. In between, you own interests in real businesses -- think of owning a local store -- which generate profits every day that are largely reinvested in the business for your benefit, and partially paid out as dividends and share buy-backs. If you anticipate having a need for cash from your portfolio 20 years from now, what matters is your portfolio's value then, when you will sell. All the fluctuation in between buying and selling may be entertaining, but it isn't what counts. Remember why you invested, remember that market timing is infrequently successful and probably the result of luck not skill, and that you can get rich if you maintain a long-term perspective.

Your Funds Today

    After gains over the past twelve months of 45% in the Tweedy, Browne American Value Fund and 31% in Tweedy, Browne Global Value Fund, we cannot say our portfolios are as cheap as they were a year ago. Portfolio characteristics in terms of price/earnings ratios and price-to-book value ratios are statistics we like to look at. As of September 30, 1997, 41% of the assets of Tweedy, Browne Global Value Fund were invested in stocks based on a low price/ earnings ratio. The weighted average price/earnings ratio of these stocks was 11.5 times which is the cheapest 13% of stocks in the Worldscope database. An additional 29% of the portfolio was invested in stocks selected on the basis of a low price-to-book value ratio. These stocks had a weighted average price- to-book value ratio of 85.8% which is the cheapest 8% of the stocks in the Worldscope database. In Tweedy, Browne American Value Fund, approximately 50% of the portfolio was invested in stocks with an average price/earnings ratio of 12.8 times, which is the cheapest 8% of stocks in the Bloomberg database. A further 22.4% of the portfolio was invested in stocks with a weighted average price-to-book value ratio of 98.5% which represents the cheapest 2% of all stocks in the Bloomberg database.

    We are often asked where are we finding value these days. The answer we have is all over the place, though not in as great abundance as we did a year or two ago. For example, we recently purchased shares of John H. Harland, the check printing company at around $20 per share. The stock is down from a twelve-month high of $33. The CEO has been buying shares this year to the tune of $1 million and the company is going through a major restructuring and consolidation of factories with the expectation that it could earn $3 per share down the road. We have also been buying shares in Pharmacia & Upjohn Inc. Of all the major pharmaceutical companies, this one sells at the lowest price to sales ratio and again has been the object of significant insider buying. We are also beginning to look more closely at companies in Southeast Asia, as we are sure the significant declines in those markets have resulted in some babies being thrown out with the bath water. For your information, prior to this debacle, the Tweedy, Browne Global Value Fund had only 2.6% of its assets invested in Hong Kong, Singapore and Thailand with the currency almost fully hedged. As our portfolio turnover has been extremely low, we do not need a great number of ideas to stay invested. And as we stated before, we have an aversion to creating taxable gains.

    We recently ran across an article by Gary Gentile in the May 1997 issue of FINANCIAL PLANNING MAGAZINE entitled Performance Anxiety. This article examined the turnover rates of growth stocks versus value stocks and found that growth stocks have a significantly higher turnover rate than value stocks on both The New York Stock Exchange and the NASDAQ stock market. The article further presented evidence that low turnover stocks and value stocks had returns 3.86% compounded higher than growth stocks over a 30-year period beginning January 1, 1967 and ending December 31, 1996. While we believe we are members in good standing of the value club and spend little time observing our brethren in the growth camp, we found this news quite amazing. We always thought the purpose of buying growth stocks was to invest in companies that would grow faster and longer than the overall market and therefore let investors hang on for the long ride. One of the perceived drawbacks of value investing was that you bought stocks that were temporarily depressed and realized gains when they hopefully reverted back to some more reasonable level. The opposite seems to be the case. Value investors can buy stocks that others may call growth stocks, we just do not buy "growth stocks" that are more dream than reality like internet surfers and coffee shop chains at sky high price/earnings ratios. We in fact own a number of stocks we think have good growth prospects but are selling at reasonable prices. Warren Buffett is the dean of value investors, but Berkshire Hathaway's portfolio is comprised almost exclusively of stocks that could be called growth stocks. Other of our value peers whom we hold in high esteem own mostly better businesses in their portfolios such as Ruane, Cunniff's Sequoia Fund, Southeastern Management's Long Leaf Partners and Pacific Financial Research's Clipper Fund. A better business bought at a reasonable price is perhaps the best investment of all. You can invest in a cheap stock that may stay cheap while rising because the share price never catches up to the intrinsic value. It is too bad there are not more of them. Some stocks that we have held for years include Capital Cities/ABC until its sale to Disney, Popular Inc., the largest bank in Puerto Rico, Nestle, TransAtlantic Holdings, and Freddie Mac to name a few. When we can find them we buy them. Value investors do not only own tired old rust belt America industrial companies as the growth managers would have you believe. Warren Buffett has said, "Value and growth are joined at the hip." It's only a function of price. What we do not own are stocks selling at some nearly infinite multiple of a business plan that can crash if earnings for the quarter come in one cent below estimates. That may account in part for why we do not get upset on a day when the stock market goes down 50, 100 or 150 points. Just like flying, some times it is smooth and some times you hit turbulence. But if the pilot keeps his cool, you ultimately arrive at your destination.

                               ----------------

    We are pleased to report that the shareholders of Tweedy, Browne Fund Inc. approved new investment advisory contracts with Tweedy, Browne Company LLC on September 29, 1997. Following this approval, a majority interest in our company was acquired by Affiliated Managers Group, Inc. We wish to thank our shareholders for voting in favor of the new agreements and thereby expressing confidence in our affiliation with AMG. We are pleased to report that the nice folks at AMG have done exactly what they said they would, which is to leave us alone to continue doing what we have been doing for our shareholders and clients for many years. Nothing has changed at Tweedy, Browne, and, God willing, nothing will change for many years to come.

                               ----------------

    We are extremely sorry to report that Daniel J. Loventhal, an independent director of Tweedy, Browne Fund Inc., passed away on October 18, 1997. Dan was a truly lovely and gentle human being and a friend of ours for more than twenty years. He combined a delightful sense of humor with great business acumen. As an independent director of our Funds, he represented the interests of our shareholders with intelligence and integrity. Our sincerest sympathies are extended to his wife, children and grandchildren. He will be sorely missed by all who knew him.

                               ----------------

    Just as we were about to put this letter to bed, the "stock market correction of '97" began, so we decided to delay your semi-annual report for a day or two to permit us to express our opinion on this event. On Monday, October 27, 1997, the DJIA dropped 554 points, or 7.18%. The next day, the average declined another 175 points or so in the morning and then turned around. As we write, the average is up about 115 points. Where it will close is anybody's guess. At the risk of this letter being "out of date" in the next few hours or days, we will stick our necks out and offer our comments. As we watched the news on Monday night, we were struck by the fact that the average individual investor was non-plussed by the day's events. Reports from stockbrokers and mutual fund companies indicated that the individual investor was not rushing for the door. So who is doing all this selling? Presumably, it is the professional money managers who were trying to dump all their stocks.

    As investors in mutual funds, you pay your managers generous fees to do something you must believe they can do better than you. You pay people like us to manage your investments presumably because we devote all our working hours to researching stocks and making investment decisions. And we believe you should also expect us to "maintain our cool" when things get a bit bumpy. So why did the stock market drop 554 points in a single day? The economy is doing just fine. Interest rates are low and going lower. Inflation does not seem to be a problem, and the people in charge of the Federal Reserve and the Department of the Treasury are as capable as any we have seen. Three cheers for Alan Greenspan and Robert Rubin!

    Amazingly to us, the people who should remain cool are the very ones causing the turmoil. The "small investor" apparently sat on the sidelines and took the day's decline in stride, while the professional money managers, or at least enough of them to cause a 500-point drop, ran around like chickens with their heads cut off. Maybe people have a better long-term perspective when it comes to their own money than do the managers who are working with other people's money. One would have thought that the increasing institutionalization of investments with the increased professional management of money would lead to more rational behavior. We guess not. Maybe we are not professional money managers because we did what the average man in the street reportedly did, which was very little. We took advantage of this "irrational exuberance" in reverse to buy some stocks which we wanted to buy for a while. Although we do not see why markets should have such dramatic fluctuations, we guess we are glad they do. If we cannot change the behavior of money managers, we can at least take advantage of it. Hopefully, this will prove to be beneficial to us and the investors who have entrusted their money to us.

                                              Sincerely,

                                              Christopher H. Browne
                                              William H. Browne
                                              John D. Spears

                                              Managing Directors
                                              TWEEDY, BROWNE COMPANY LLC
                                              Investment Adviser to the Fund
October 23, 1997

TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------
 Results of Shareholder Meeting
--------------------------------------------------------------------------------

    The special shareholder meeting held September 29, 1997 resulted in approval of all items proposed.

    For the Tweedy, Browne Global Value Fund a total of 53,517,057.051 votes were cast in favor of the proposal to approve a new investment advisory agreement, 931,019.618 were cast against the proposal and 1,154,809.336 abstained. For the Tweedy, Browne American Value Fund, a total of 17,234,771.028 voted for the proposal, 243,848.213 voted against the proposal and 277,352.265 votes abstained.

    Additionally, at the meeting, shareholders re-elected the Directors of Tweedy, Browne Fund Inc. The votes were cast as follows:

                                         IN FAVOR            WITHHELD
                                         --------            --------
     Bruce A. Beal                    72,302,907.440      1,056,471.071
     Christopher H. Browne            72,317,305.642      1,042,072.869
     William H. Browne                72,316,960.267      1,042,418.244
     Arthur Lazar                     72,239,762.640      1,119,615.871
     Daniel J. Loventhal              72,252,310.610      1,107,067.901
     Richard Salomon                  72,319,995.833      1,039,382.678

    Also at the meeting, shareholders ratified the selection of Ernst & Young LLP as independent auditors for each Fund for the fiscal year ending March 31, 1998. A total of 71,848,893.856 votes were cast for the proposal and 551,169.680 votes were cast against the proposal and 959,314.975 votes abstained.

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
 Portfolio of Investments
--------------------------------------------------------------------------------

September 30, 1997 (Unaudited)

                         [Graphic Omitted]
                                                                      MARKET
                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                            --------
                   COMMON STOCKS--86.4%
                   AUSTRALIA--0.0%++
           96,353  Carillon Development Ltd. ...................  $      146,89
                                                                  -------------
                   BELGIUM--0.5%
              526  Fabrique de Fer de Charleroi ................      2,596,106
            1,440  Glaces de Charleroi .........................      3,593,090
            3,940  Ibel ........................................        192,301
            2,458  Spadel SA ...................................      2,692,544
            3,252  Uco Textiles SA .............................        374,511
                                                                  -------------
                                                                      9,448,552
                                                                  -------------
                   CANADA--2.2%
          196,891  BRL Enterprises Inc.+ .......................        712,212
           60,000  Canadian Western Bank .......................        824,742
          166,500  Corby Distilleries Ltd., Class A ............      7,709,170
          104,600  Corby Distilleries Ltd., Class B ............      4,457,182
        1,728,361  Kaufel Group NV, Class B ....................      5,001,587
          260,700  Melcor Developments Ltd. ....................      3,064,840
        1,391,000  National Bank of Canada, Toronto ............     19,472,491
          247,800  Shirmax Fashions ............................        806,728
          785,883  Westfield Minerals Ltd.+ ....................        938,113
                                                                  -------------
                                                                     42,987,065
                                                                  -------------
                   DENMARK--0.2%
           11,390  Nordvestbank ................................      1,252,597
           30,271  Spar Nord Holding A/S .......................      1,722,985
                                                                  -------------
                                                                      2,975,582
                                                                  -------------
                   FINLAND--3.3%
            8,000  Atria OY ....................................         75,625
          507,027  Huhtamaki Group, Class I ....................     19,938,860
          794,900  Kesko Ord ...................................     11,196,304
          257,555  Kone Corporation, Class B ...................     33,355,424
                                                                  -------------
                                                                     64,566,213
                                                                  -------------
                   FRANCE--5.1%
           32,222  Bongrain SA .................................     12,057,485
           24,763  Centenaire-Blanzy SA ........................      1,891,666
            5,229  Christian Dior, SA ..........................        705,996
           79,419  Compagnie Financiere de Paribas .............      5,890,177
           57,700  Compagnie Lebon SA ..........................      2,305,024
          188,692  Dollfus Mieg & Cie ..........................      3,011,998
            1,150  Fiat France SA ..............................         25,200
           14,896  Fin Marc de Lacharriere SA ..................      1,275,512
           60,931  Fonciere Financiere Et de Participation+ ....      2,608,695
           42,900  Groupe Danone ...............................      6,761,144
            2,022  Idianova SA+ ................................         23,858
           52,218  Klepierre ...................................      6,909,413
           33,293  La Concorde+ ................................      6,936,217
            5,229  LVMH Moet Hennessey .........................      1,111,437
          137,188  Lyonnaise des Eaux - Dumez+ .................     15,308,244
           21,145  Mecelec SA ..................................        210,821
            2,509  Nordon Et Cie ...............................        161,553
           36,372  NSC Groupe ..................................      5,125,364
           38,018  Paluel Marmont SA ...........................      1,954,521
            9,073  Paris Orleans ...............................        412,920
           97,700  Peugeot SA ..................................     12,878,124
            9,164  Precia ......................................        216,254
           11,136  Rallye+ .....................................        628,818
           13,082  Sediver .....................................        358,326
            8,590  Signaux Girod ...............................        153,479
           49,723  Siparex .....................................      1,001,559
           63,700  Societe Generale ............................      9,223,248
                                                                  -------------
                                                                     99,147,053
                                                                  -------------
                   GERMANY--1.3%
           15,018  Axel Springer Verlag, Class A ...............     12,836,987
           61,660  Kaufring AG .................................      3,106,473
           41,360  Linder Holding ..............................        760,918
           33,968  Sinn AG .....................................      7,691,376
            3,755  Tiag Tabbert-Industrie AG ...................        265,702
                                                                  -------------
                                                                     24,661,456
                                                                  -------------
                   HONG KONG--2.0%
        4,081,000  Jardine Strategic Holdings Ltd.+ ............     15,997,520
        2,067,953  Semi-Tech (Global) Ltd. .....................      3,006,523
        8,891,000  Sing Tao Holdings ...........................      4,136,418
          973,000  Swire Pacific Ltd., Class A .................      7,450,278
        5,150,000  Swire Pacific Ltd., Class B .................      7,620,509
                                                                  -------------
                                                                     38,211,248
                                                                  -------------
                   IRELAND--0.4%
        1,873,618  Crean (James) PLC ...........................      4,216,766
        1,105,000  Unidare PLC .................................      3,529,813
                                                                  -------------
                                                                      7,746,579
                                                                  -------------
                   ITALY--5.5%
        3,099,291  Arnoldo Mondadori Editore SPA ...............     22,659,127
          150,000  Banca Popolare di Novara+ ...................        877,676
        2,750,400  Banca Toscana+ ..............................      5,927,346
          741,850  Banco di Sardegna Risp+ .....................      6,468,060
          472,500  Bassetti SPA ................................      3,038,409
        2,061,730  Cartiere Burgo Ord ..........................     13,377,387
          447,000  Cementerie di Augusta+ ......................        748,388
          323,000  Cementerie di Barletta Ord ..................      1,075,949
        1,156,450  Cristalleria Artistica ......................      4,140,348
          380,100  Ericsson Italia .............................     10,899,951
          529,750  IMI SPA .....................................      5,683,730
          620,862  Industrie Zignago ...........................      5,071,491
        1,234,000  Maffei SPA ..................................      1,537,004
          237,000  Marangoni SPA ...............................        617,162
        2,233,300  Merloni .....................................      8,409,727
        7,910,735  Montefibre SPA ..............................      6,553,516
        2,371,500  Tecnost SPA .................................      5,399,296
        1,825,000  Vianini Industria SPA .......................      1,057,266
          493,000  Zucchi ......................................      3,113,113
                                                                  -------------
                                                                    106,654,946
                                                                  -------------
                   JAPAN--16.9%
          218,000  Agro-Kanesho Company Ltd.  ..................      1,741,543
          735,000  Aichi Electric Manufacturing ................      1,748,115
          627,000  Amada Sonoike Company Ltd. ..................      1,974,476
          484,000  Bunka Shutter Company Ltd. ..................      1,736,737
          196,600  Chiyoda Company .............................      2,069,131
          763,240  Chofu Seisakusho Company ....................     10,815,782
          178,000  Daido Metal Company .........................        708,047
          763,000  Daiichi Cement Company Ltd. .................      1,606,049
          798,000  Danto Corporation ...........................      6,117,096
          426,000  Denkyosha ...................................      2,524,157
        1,765,000  Dowa Fire & Marine Insurance Company ........      7,020,801
           12,600  Exedy Corporation ...........................        113,815
          770,000  Fuji Coca-Cola Bottling Company .............      7,274,385
          618,000  Fuji Photo Film Ltd. ........................     25,504,599
          299,000  Fujicco Company Ltd. ........................      2,725,615
        1,996,000  Fujisawa Pharmaceutical Company .............     17,037,209
           40,000  Fujitec Company Ltd. ........................        417,668
          539,000  Fukuda Denshi ...............................      8,040,110
          947,000  Gakken Company Ltd. .........................      3,099,901
        1,784,000  Hitachi Koki ................................     10,201,044
          306,000  Hitachi Medical Corporation .................      3,271,236
           29,000  Katsuragawa Electric Company ................        122,566
          218,000  Kawagishi Bridge Works ......................        650,369
            3,000  Kinki Coca-Cola Bottling Company ............         36,546
          141,000  Kita Kyushu Coca-Cola Bottling ..............      3,131,516
          680,000  Koa Fire & Marine Insurance Company .........      3,657,247
          493,000  Koito Manufacturing .........................      3,166,280
          313,000  Kokura Enterprises Company ..................      2,827,298
          264,000  Koyosha Inc.+ ...............................      1,465,816
          567,000  Mandom Corporation ..........................      4,792,741
        1,941,000  Matsushita Electric Industrial Company ......     35,065,716
           22,000  Matsumoto Yushi-Seiyaku Company .............        417,502
          200,000  Meito Sangyo Company ........................      1,988,895
        2,911,000  Mitsubishi Electric Corporation .............     11,458,730
          423,000  Morito ......................................      2,769,288
          342,000  Nankai Plywood Company Ltd. .................      2,324,024
          663,000  Nippon Cable System .........................      5,604,210
          751,000  Nippon Konpo Unyu Soko ......................      4,972,644
        1,016,400  Nissan Fire & Marine Insurance Company ......      4,169,371
          674,000  Nisshinbo Industries ........................      4,462,799
          409,000  Nittetsu Mining .............................      2,270,904
          482,000  Nitto FC Co. ................................      3,554,985
          516,000  Oak .........................................      1,710,450
          669,000  Osaka Securities Finance ....................      1,918,240
           81,500  Osaka Steel Company Ltd. ....................        594,348
          580,000  Riken Vitamin ...............................      4,950,692
          452,000  Sangetsu Company Ltd. .......................      7,304,218
          147,000  Sanko Sangyo ................................      1,193,834
          388,000  Sankyo Company Ltd. .........................     13,440,292
          317,760  Sanyo Shinpan Finance Company, Ltd. .........     15,431,123
          659,100  Shikoku Coca-Cola Bottling ..................      6,991,365
        1,470,000  Shin Nikkei Company Ltd. ....................      2,619,127
          452,000  SK Kaken Co., Ltd. ..........................      7,866,081
          434,000  Sonton Food Industry ........................      4,279,937
          261,000  Sotoh Company Ltd. ..........................      1,687,081
          507,000  Suzuki Motor Corporation ....................      4,873,788
          183,000  Taisei Fire & Marine Insurance Company ......        591,448
          546,000  Takeda Chemical Industries ..................     16,379,548
          377,000  Takigami Steel Construction .................      1,234,068
          166,000  Teikoku Hormone Manufacturing Company .......      1,341,261
          246,000  Tomita Electric Company Ltd. ................      1,661,473
          379,000  Torii Company Ltd. ..........................      2,512,638
          772,000  Torishima Pump Manufacturing ................      5,949,780
          114,000  Toso Company, Ltd. ..........................        529,046
           11,000  Totech Corporation ..........................         61,076
          675,000  Toyo Technical Company Ltd. .................      4,754,703
          591,000  U-Shin ......................................      3,110,011
          257,000  Zojirushi ...................................      2,172,371
                                                                  -------------
                                                                    329,814,962
                                                                  -------------
                   NETHERLANDS--4.8%
          193,400  Akzo NV Ord .................................     33,054,596
           68,158  European Vinyls Corporation .................      1,609,843
           39,310  Heineken Holdings NV, Class A ...............      6,035,080
          309,124  Holdingmaatschappij De Telegraaf NV .........      6,524,553
          207,100  Unilever NV CVA .............................     44,211,307
          133,750  Wegener NV ..................................      2,688,577
                                                                  -------------
                                                                     94,123,956
                                                                  -------------
                   NEW ZEALAND--1.0%
        3,388,000  Independent Newspaper .......................  $  19,534,696
          164,600  Radio Pacific Limited .......................        369,078
                                                                  -------------

                                                                     19,903,774
                                                                  -------------
                   NORWAY--1.6%
           20,000  Nycomed, ASA, ADR, Class B ..................        425,000
          435,000  Nycomed, Class A ............................      9,857,975
          835,600  Nycomed, Class B ............................     17,936,631
          232,300  Schibsted ...................................      4,054,558
                                                                  -------------
                                                                     32,274,164
                                                                  -------------
                   SINGAPORE--0.6%
        2,527,500  Robinson and Company Ord ....................     12,145,881
                                                                  -------------
                   SPAIN--1.8%
          279,497  Argentaria ..................................     16,720,762
           10,227  Banco Pastor SA .............................        729,668
          333,000  Corporacion Financiera Reunida ..............      1,885,074
          151,997  Fabrica Auto Renault de Espana ..............      3,665,768
          199,014  Grupo Anaya SA ..............................      4,219,731
           31,598  Indo Internacional SA .......................      1,369,592
           51,846  Omsa ........................................        258,761
           80,898  Prim SA+ ....................................        411,888
           31,783  Roberto Zubiri+ .............................         74,523
          250,996  Unipapel SA .................................      6,112,216
                                                                  -------------
                                                                     35,447,983
                                                                  -------------
                   SWEDEN--0.8%
          124,085  BRIO AB, Class B ............................      1,235,141
           80,600  Invik & Company AB, Class A .................      3,878,627
           19,179  Kinnevik Investment AB, Class B .............        428,594
          236,033  Marieberg Tidnings AB, Class A ..............      6,534,948
           19,179  Modern Times Group AB, Class A ..............        146,657
           55,200  Nolato AB, Class B ..........................      1,681,130
           69,200  VLT AB, Class B .............................      1,122,177
                                                                  -------------
                                                                     15,027,274
                                                                  -------------
                   SWITZERLAND--11.5%
           20,010  Attisholz Holding AG+ .......................      8,805,280
               33  Bank of International Settlements America ...        225,763
           16,428  Banque Cantonale Vaudoise ...................      4,224,472
            2,415  Daetwyler Holding, Bearer ...................      4,151,196
           46,540  Danzas Holding AG, Registered ...............      9,935,829
           80,068  Edipresse SA, Bearer ........................     23,176,999
            8,225  Edipresse SA, Registered ....................        475,041
            3,525  Forbo Holding AG ............................      1,369,379
            2,200  Golay Buchel Holding, Bearer ................      1,966,447
            4,984  Grand Magasin Jelmoli .......................        801,881
           12,150  Helvetia Patria Holding .....................      7,435,025
              300  Industrie Holding, Cham Registered ..........        241,130
            6,248  Jelmoli, Bearer .............................      5,026,238
           21,015  Liechtenstein Global Trust ..................     11,414,913
           29,327  Loeb Holding PC .............................      4,436,152
            1,815  Metallwaren Holding .........................      1,347,772
           52,089  Nestle SA, Registered .......................     72,560,722
            6,698  Novartis, AG, Bearer ........................     10,315,952
           10,329  Novartis, AG, Registered ....................     15,837,232
            1,180  Sarna Kunsstoff Holding AG, Registered ......      1,419,829
            6,783  Sig Schweiz Industrie, Registered ...........     10,003,806
            9,035  Swissair AG, Registered+ ....................     12,082,697
           23,075  Swisslog Holding AG .........................      1,761,087
              200  UMS Schweizzerische Metalwerke ..............         16,089
            3,355  Vetropack Holding AG PC .....................        611,300
           16,455  Zehnder Holding, Bearer .....................      7,693,482
           11,224  Zschokke Holding AG, Registered+ ............      2,701,045
            7,340  Zuercher Ziegeleien .........................      5,652,365
                                                                  -------------
                                                                    225,689,123
                                                                  -------------
                   THAILAND--0.0%++
          132,300  S & J Enterprises ...........................         59,969
                                                                  -------------
                   UNITED KINGDOM--8.9%
       19,562,822  Aggregate Industries PLC ....................     17,029,056
        1,029,500  Bernard Matthews PLC ........................      1,742,533
          455,000  British Mohair Holdings PLC .................        744,462
        2,115,000  British Steel Ord ...........................      6,077,224
        7,144,000  BTR PLC .....................................     28,963,080
          758,000  Carclo Engineering Group PLC ................      2,657,625
        2,103,400  Concentric PLC ..............................      4,357,028
        1,470,000  Courtaulos Textiles Ord .....................      8,566,254
        1,408,668  Dyson (J&J) PLC, Class A, Non-voting ........      3,179,084
           40,860  EIS Group PLC ...............................        184,426
          803,000  Folkes Group PLC ............................        860,800
          554,000  Gibbs Mew PLC ...............................      2,250,482
          427,800  Glaxo Wellcome PLC Units, ADR ...............     19,224,263
          905,000  Glynwed International PLC ...................      4,004,573
          887,000  Guinness PLC ................................      8,357,443
        2,191,698  Harrisons & Crosfield PLC ...................      4,345,614
          515,000  Intercare Group PLC .........................        601,881
          350,000  Johnston Group PLC ..........................      1,833,651
        4,545,154  McAlpine (Alfred) PLC .......................     10,367,412
        1,177,800  Molins PLC ..................................      8,496,301
          584,000  Partridge Fine Art Ord ......................        701,349
        4,845,000  Pilkington PLC ..............................     12,261,928
        3,493,490  Sherwood Group PLC ..........................      1,914,713
          369,200  SmithKline Beecham, PLC Units, ADR ..........     18,044,650
          779,500  Swan Hill Group PLC .........................      1,118,334
          175,000  Thistle Hotels PLC ..........................        394,940
          600,000  Union PLC ...................................        677,040
        1,495,000  Watmoughs Holdings PLC ......................      4,675,287
                                                                  -------------
                                                                    173,631,433
                                                                  -------------
                   UNITED STATES--18.0%
          221,000  American Express Company ....................     18,094,375
           75,700  American National Insurance Company .........      7,579,463
          257,400  Chase Manhattan Corporation .................     30,373,200
           81,500  Coca-Cola Bottling Company ..................      4,706,625
          232,200  Comerica, Inc. ..............................     18,329,287
          313,000  Darden Restaurants Inc. .....................      3,619,063
          230,400  Federal Home Loan Mortgage Corporation ......      8,121,600
          240,000  Fingerhut Companies, Inc. ...................      5,400,000
          205,616  First Chicago Corporation ...................     15,472,604
           35,000  GATX Corporation ............................      2,364,688
           31,590  Great Atlantic & Pacific Tea Company ........      1,002,983
          129,462  Hasbro Inc. .................................      3,641,119
           65,700  Household International Inc. ................      7,436,419
          125,000  Kmart Stores ................................      1,750,000
          505,400  Lehman Brothers Holdings Inc. ...............     27,102,075
          363,800  McDonald's Corporation ......................     17,325,975
           48,750  Mercantile Bancorporation, Inc. .............      3,711,094
          150,000  NAC Re Corporation ..........................      7,706,250
        1,527,000  Pharmacia & Upjohn Inc. .....................     55,369,089
          219,600  Philip Morris Companies Inc. ................      9,127,125
          298,000  Popular, Inc. ...............................     15,719,500
          460,000  PNC Bank Corporation ........................     22,453,750
          169,000  Ryland Group Inc. ...........................      2,999,750
          118,400  Standard Motor Products, Inc. ...............      2,767,600
          185,000  Sun Healthcare Group Inc.+ ..................      3,804,063
          160,000  Syms Corporation ............................      2,360,000
          294,600  Transatlantic Holdings Inc. .................     21,100,725
           20,000  Tremont Corporation .........................      1,167,500
          546,000  UST Inc. ....................................     16,687,125
           52,500  Wells Fargo & Company .......................     14,437,500
                                                                  -------------
                                                                    351,730,547
                                                                  -------------
                   TOTAL COMMON STOCKS
                   (COST $1,358,564,061) .......................  1,686,394,650
                                                                  -------------
                   PREFERRED STOCK--1.0% (COST $14,666,725)
          113,662  Villeroy & Boch AG ..........................     19,495,393
                                                                  -------------

                   COMMON STOCK WARRANTS--0.0%++
          105,920  Franco Tosi, Strike 20,000, Expires 11/30/97+         13,745
            9,073  Paris Orleans, Strike 330, Expires 4/30/98+ .          6,653
                                                                  -------------
                   TOTAL COMMON STOCK WARRANTS
                   (COST $6,931) ...............................         20,398
                                                                  -------------
         FACE
        VALUE
        -----
                        CONVERTIBLE CORPORATE BONDS--0.0%++
ESP    29,870,000  Grupo Anaya SA, 7.000% due 3/18/98 ..........        201,358
JPY     9,000,000  Shikoku Coca-Cola Bottling, 2.400% due 3/29/02        78,686
                                                                  -------------
                   TOTAL CONVERTIBLE CORPORATE BONDS
                   (COST $323,113) .............................        280,044
                                                                  -------------
                   COMMERCIAL PAPER--1.3%
    $  10,000,000  Ford Motor Company, 6.200% due 10/1/97 ......     10,000,000
       16,419,000  General Electric Capital Corporation, 6.450%
                   due 10/1/97..................................     16,419,000
                                                                  -------------
                   TOTAL COMMERCIAL PAPER
                   (COST $26,419,000) ..........................     26,419,000
                                                                  -------------
                   U.S. TREASURY BILL--0.1% (COST $2,871,859)
        3,000,000  5.576%** due 7/23/98 ........................      2,871,859
                                                                  -------------
                   REPURCHASE AGREEMENT--6.7%
                   (COST $130,000,000)
      130,000,000  Agreement with UBS Securities, Inc., 6.030%
                   dated 9/ 30/97, to be repurchased at
                   $130,021,775 on 10/1/97, collateralized by
                   $50,000,000 U.S. Treasury Notes, 5.125% due
                   2/28/98, $50,000,000 U.S. Treasury Notes,
                   6.250% due 5/31/99 and $27,192,000 U.S.
                   Treasury Bonds, 7.500% due 11/15/16 (market
                   value $49,142,000, $50,367,000 and
                   $30,491,000, respectively) ..................    130,000,000
                                                                  --------------
TOTAL INVESTMENTS (COST $1,532,851,689*) ...............   95.5%   1,865,481,344
OTHER ASSETS AND LIABILITIES (NET) .....................    4.5       86,948,121
                                                          -----   --------------
NET ASSETS .............................................  100.0%  $1,952,429,465
                                                          =====   ==============
------------
 * Aggregate cost for Federal tax purposes.     Abbreviations:
** Rate represents annualized yield at          ADR--American Depository Receipt
   date of purchase.                            ESP--Spanish Peseta
 + Non-income producing security.               JPY--Japanese Yen
++ Amount represents less than 0.1% of          Ord--Ordinary Share
   net assets.

                                                                      MARKET
                                                PERCENTAGE OF         VALUE
                 SECTOR DIVERSIFICATION          NET ASSETS          (NOTE 1)
                 ----------------------          ----------          --------
COMMON STOCKS:
Pharmaceuticals ............................        10.0%         $  195,209,101
Food and Beverages .........................         9.6             188,588,594
Banking ....................................         9.5             187,854,760
Financial Services .........................         6.7             129,904,512
Printing and Publishing ....................         5.7             110,926,932
Manufacturing ..............................         4.5              88,365,522
Consumer Durables ..........................         3.6              70,327,814
Machinery ..................................         3.5              68,014,523
Retail .....................................         3.4              65,533,176
Chemicals ..................................         2.8              54,798,066
Holdings ...................................         2.7              52,133,981
Insurance ..................................         2.6              51,055,272
Consumer Non-Durables ......................         2.5              49,004,048
Engineering and Construction ...............         2.4              45,998,697
Electronics ................................         2.2              42,070,231
Transportation .............................         2.2              42,061,957
Textiles ...................................         1.8              35,411,444
Autos ......................................         1.7              33,335,287
Forest Products ............................         1.4              28,610,536
Restaurants ................................         1.1              20,945,038
Mining and Metal Fabrication ...............         1.0              19,742,441
Tobacco ....................................         0.9              16,687,125
Real Estate ................................         0.7              12,720,127
Telecommunications .........................         0.6              10,899,951
Wholesale ..................................         0.5              10,073,506
Construction Materials .....................         0.4               8,441,573
Building Materials .........................         0.3               6,811,676
Other ......................................         2.1              40,868,760
                                                   -----          --------------
TOTAL COMMON STOCKS ........................        86.4           1,686,394,650
                                                   -----          --------------
PREFERRED STOCK ............................         1.0              19,495,393
COMMON STOCK WARRANTS ......................         0.0++                20,398
CONVERTIBLE CORPORATE BONDS ................         0.0++               280,044
COMMERCIAL PAPER ...........................         1.3              26,419,000
U.S. TREASURY BILL .........................         0.1               2,871,859
REPURCHASE AGREEMENT .......................         6.7             130,000,000
OTHER ASSETS AND LIABILITIES (NET) .........         4.5              86,948,121
                                                   -----          --------------
NET ASSETS .................................       100.0%         $1,952,429,465
                                                   =====          ==============
------------
++ Amount represents less than 0.1% of net assets.

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
 Schedule of Forward Exchange Contracts
--------------------------------------------------------------------------------

September 30, 1997 (Unaudited)
                                                    CONTRACT         MARKET
                                                     VALUE           VALUE
      CONTRACTS                                      DATE           (NOTE 1)
      ---------                                      ----           --------
FORWARD EXCHANGE CONTRACTS TO BUY
     10,356,200  Austrian Schilling ..........      10/31/97      $     834,437
        560,978  Belgian Franc ...............       10/1/97             15,382
     30,268,000  Belgian Franc ...............      10/31/97            831,500
          1,812  Canadian Dollar .............       10/2/97              1,311
         11,325  Canadian Dollar .............       10/3/97              8,193
     39,903,000  Danish Krona ................      10/31/97          5,941,409
        849,541  French Franc ................       10/3/97            143,202
         19,057  French Franc ................      10/31/97              3,219
      2,207,400  German Mark .................      10/31/97          1,252,350
        360,507  Great Britain Pound Sterling        10/7/97            581,165
      1,147,558  Hong Kong Dollar ............       10/6/97            148,284
      1,500,000  Irish Punt ..................       4/30/98          2,178,580
    105,342,574  Japanese Yen ................       10/1/97            872,980
    123,313,608  Japanese Yen ................       10/2/97          1,021,929
     51,170,858  Japanese Yen ................       10/3/97            424,083
      5,531,939  Netherlands Guilder .........       10/3/97          2,780,090
      1,648,500  Netherlands Guilder .........      10/31/97            830,240
     18,562,000  Netherlands Guilder .........        3/6/98          9,419,222
      2,816,550  Netherlands Guilder .........       4/30/98          1,433,612
     54,000,000  Swedish Krona ...............        2/5/98          7,152,015
        374,211  Swiss Franc .................       10/2/97            257,300
      5,783,685  Swiss Franc .................       10/3/97          3,976,886
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $39,843,282) ................                    $  40,107,389
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
     10,356,200  Austrian Schilling ..........      10/31/97      $    (834,437)
        236,289  Belgian Franc ...............       10/1/97             (6,478)
      5,184,400  Belgian Franc ...............       10/2/97           (142,156)
     10,902,195  Belgian Franc ...............      10/15/97           (299,194)
     30,268,000  Belgian Franc ...............      10/31/97           (831,500)
     30,820,000  Belgian Franc ...............      11/14/97           (847,313)
     48,045,000  Belgian Franc ...............       1/20/98         (1,326,027)
     32,990,000  Belgian Franc ...............        2/5/98           (911,343)
     50,850,000  Belgian Franc ...............       2/17/98         (1,405,675)
     34,130,000  Belgian Franc ...............        3/6/98           (944,376)
     34,122,000  Belgian Franc ...............        4/6/98           (945,788)
     27,656,000  Belgian Franc ...............       5/15/98           (768,227)
     44,070,000  Belgian Franc ...............       6/15/98         (1,226,261)
     34,675,000  Belgian Franc ...............       7/15/98           (966,394)
      3,172,800  Canadian Dollar .............      10/15/97         (2,297,569)
      3,272,750  Canadian Dollar .............      10/31/97         (2,372,388)
      3,950,700  Canadian Dollar .............      11/14/97         (2,865,950)
      2,007,450  Canadian Dollar .............        3/6/98         (1,464,272)
      9,608,900  Canadian Dollar .............       5/15/98         (7,026,736)
      9,510,900  Canadian Dollar .............       5/22/98         (6,956,765)
      1,761,890  Canadian Dollar .............       6/15/98         (1,289,760)
      1,352,600  Canadian Dollar .............       7/15/98           (991,114)
      8,750,950  Canadian Dollar .............       8/28/98         (6,420,977)
      3,408,750  Canadian Dollar .............       9/30/98         (2,503,643)
        821,100  Canadian Dollar .............      10/13/98           (603,405)
      9,546,400  Canadian Dollar .............      11/16/98         (7,025,373)
      1,894,300  Danish Krona ................       10/2/97           (281,519)
     39,903,500  Danish Krona ................      10/31/97         (5,941,409)
      5,777,500  Danish Krona ................      11/14/97           (860,898)
     11,906,000  Danish Krona ................       1/20/98         (1,780,593)
      9,459,750  Danish Krona ................       2/17/98         (1,416,652)
      4,433,500  Finnish Markka ..............      10/15/97           (839,001)
     18,018,000  Finnish Markka ..............      11/14/97         (3,416,548)
     24,854,500  Finnish Markka ..............      11/28/97         (4,716,513)
      9,274,000  Finnish Markka ..............       1/20/98         (1,765,427)
     44,262,900  Finnish Markka ..............       3/13/98         (8,448,724)
      4,940,300  Finnish Markka ..............       3/27/98           (943,617)
      4,914,500  Finnish Markka ..............       4/14/98           (939,557)
     22,459,500  Finnish Markka ..............       4/30/98         (4,297,322)
      5,039,000  Finnish Markka ..............       5/15/98           (964,869)
     22,344,750  Finnish Markka ..............       6/15/98         (4,285,055)
     55,441,100  Finnish Markka ..............       7/15/98        (10,645,967)
     25,543,500  Finnish Markka ..............       9/15/98         (4,916,433)
     21,202,000  Finnish Markka ..............       9/30/98         (4,083,257)
     38,137,400  Finnish Markka ..............      10/13/98         (7,349,698)
     33,759,300  Finnish Markka ..............      11/16/98         (6,517,295)
     15,039,900  French Franc ................      10/15/97         (2,537,664)
     22,494,600  French Franc ................      10/31/97         (3,799,816)
     10,173,000  French Franc ................      11/14/97         (1,719,934)
     86,596,950  French Franc ................       1/20/98        (14,703,242)
     13,936,250  French Franc ................        3/6/98         (2,372,546)
     18,419,610  French Franc ................        4/6/98         (3,141,368)
      5,544,500  French Franc ................       4/14/98           (946,024)
      8,431,500  French Franc ................       4/30/98         (1,439,938)
     36,130,250  French Franc ................       5/29/98         (6,180,456)
     45,410,400  French Franc ................       7/15/98         (7,788,016)
     39,662,000  French Franc ................       8/14/98         (6,813,123)
      8,729,250  French Franc ................       9/15/98         (1,502,027)
     30,139,000  French Franc ................       9/30/98         (5,190,180)
     45,982,500  French Franc ................      10/13/98         (7,924,670)
    186,307,800  French Franc ................      11/16/98        (32,173,407)
      2,215,650  German Mark .................      10/15/97         (1,255,570)
      2,207,400  German Mark .................      10/31/97         (1,252,350)
      2,243,700  German Mark .................      11/14/97         (1,274,100)
      1,552,250  German Mark .................       1/20/98           (885,128)
      4,003,750  German Mark .................        2/5/98         (2,285,256)
      5,749,240  German Mark .................       2/17/98         (3,283,910)
      8,266,000  German Mark .................       3/27/98         (4,731,949)
      2,463,000  German Mark .................       4/14/98         (1,411,445)
      9,189,675  German Mark .................       4/30/98         (5,271,086)
      3,353,400  German Mark .................       5/15/98         (1,925,110)
      9,547,380  German Mark .................       5/29/98         (5,485,247)
      4,927,800  German Mark .................       6/15/98         (2,833,833)
      8,600,000  German Mark .................       9/15/98         (4,970,110)
      3,570,600  German Mark .................       9/30/98         (2,065,202)
      5,451,000  German Mark .................      10/13/98         (3,155,253)
      5,155,500  German Mark .................      11/16/98         (2,990,271)
      2,187,637  Great Britain Pound Sterling       10/15/97         (3,527,309)
      3,350,798  Great Britain Pound Sterling       11/28/97         (5,406,562)
      1,208,971  Great Britain Pound Sterling       12/31/97         (1,951,719)
        906,098  Great Britain Pound Sterling        1/20/98         (1,463,240)
      1,244,400  Great Britain Pound Sterling         2/5/98         (2,010,070)
      9,568,905  Great Britain Pound Sterling        2/17/98        (15,459,526)
      6,179,324  Great Britain Pound Sterling        3/13/98         (9,987,157)
      6,609,801  Great Britain Pound Sterling        3/27/98        (10,685,288)
      1,554,533  Great Britain Pound Sterling        4/14/98         (2,513,734)
      3,707,709  Great Britain Pound Sterling        4/30/98         (5,996,977)
      4,028,509  Great Britain Pound Sterling        5/15/98         (6,517,358)
      2,771,960  Great Britain Pound Sterling        5/29/98         (4,485,459)
      4,014,576  Great Britain Pound Sterling        7/15/98         (6,500,790)
     12,905,162  Great Britain Pound Sterling        9/15/98        (20,916,052)
      8,561,430  Great Britain Pound Sterling        9/30/98        (13,878,981)
      9,483,396  Great Britain Pound Sterling       10/13/98        (15,376,651)
      8,191,244  Great Britain Pound Sterling       10/29/98        (13,284,793)
      4,117,573  Great Britain Pound Sterling       11/16/98         (6,679,838)
      7,746,300  Hong Kong Dollar ............       1/20/98           (995,796)
      7,763,500  Hong Kong Dollar ............       4/30/98           (994,330)
     69,795,000  Hong Kong Dollar ............       5/29/98         (8,932,774)
     23,290,500  Hong Kong Dollar ............       6/15/98         (2,979,774)
     97,411,250  Hong Kong Dollar ............       7/31/98        (12,444,679)
     68,819,100  Hong Kong Dollar ............      10/29/98         (8,763,508)
     13,407,900  Hong Kong Dollar ............      11/16/98         (1,706,238)
      4,178,183  Irish Punt ..................       4/30/98         (6,068,337)
      2,307,489  Irish Punt ..................       6/15/98         (3,350,408)
    891,111,000  Italian Lira ................       10/1/97           (516,242)
 18,472,800,000  Italian Lira ................      10/15/97        (10,696,854)
  4,608,750,000  Italian Lira ................      10/31/97         (2,667,473)
  9,171,420,000  Italian Lira ................      11/14/97         (5,306,560)
 16,382,835,000  Italian Lira ................       1/20/98         (9,470,528)
  7,321,950,000  Italian Lira ................        2/5/98         (4,232,118)
  2,548,875,000  Italian Lira ................        3/6/98         (1,473,100)
 15,423,300,000  Italian Lira ................       3/27/98         (8,913,891)
  1,709,300,000  Italian Lira ................       4/14/98           (988,044)
 14,500,150,000  Italian Lira ................       4/30/98         (8,383,426)
  6,894,040,000  Italian Lira ................       5/15/98         (3,986,865)
  5,050,500,000  Italian Lira ................       5/29/98         (2,921,554)
 13,527,200,000  Italian Lira ................       6/15/98         (7,828,199)
  2,561,400,000  Italian Lira ................       7/15/98         (1,483,346)
  5,184,000,000  Italian Lira ................       9/15/98         (3,007,481)
 10,800,000,000  Italian Lira ................       9/30/98         (6,267,927)
 33,352,500,000  Italian Lira ................      10/29/98        (19,359,339)
  4,881,800,000  Italian Lira ................      11/16/98         (2,833,874)
  1,197,405,000  Japanese Yen ................      10/15/97         (9,945,010)
  1,064,200,000  Japanese Yen ................      10/31/97         (8,861,635)
  1,620,300,000  Japanese Yen ................      11/14/97        (13,518,462)
  1,513,680,000  Japanese Yen ................      11/28/97        (12,651,522)
    920,405,500  Japanese Yen ................      12/30/97         (7,733,781)
  1,440,270,000  Japanese Yen ................       1/20/98        (12,138,914)
    635,855,000  Japanese Yen ................        2/5/98         (5,371,379)
  3,521,700,000  Japanese Yen ................       2/27/98        (29,841,473)
  3,487,500,000  Japanese Yen ................        3/6/98        (29,580,317)
  2,198,110,000  Japanese Yen ................        4/6/98        (18,724,778)
  2,902,375,000  Japanese Yen ................       4/14/98        (24,753,544)
  1,960,488,750  Japanese Yen ................       4/30/98        (16,760,357)
  2,154,780,000  Japanese Yen ................       5/15/98        (18,462,668)
  3,037,500,000  Japanese Yen ................       5/22/98        (26,053,282)
  1,749,760,000  Japanese Yen ................       6/15/98        (15,096,171)
  2,098,590,000  Japanese Yen ................       7/31/98        (18,190,826)
  3,742,550,000  Japanese Yen ................       8/14/98        (32,509,902)
  1,894,820,000  Japanese Yen ................       9/30/98        (16,577,935)
  1,313,820,000  Japanese Yen ................      10/13/98        (11,517,589)
  1,060,836,500  Japanese Yen ................      10/29/98         (9,322,641)
    314,020,000  Japanese Yen ................      11/16/98         (2,767,253)
      1,648,500  Netherlands Guilder .........      10/31/97           (830,240)
      8,386,000  Netherlands Guilder .........      11/14/97         (4,227,168)
     16,164,900  Netherlands Guilder .........        2/5/98         (8,189,238)
      5,898,240  Netherlands Guilder .........       2/17/98         (2,990,158)
     18,562,000  Netherlands Guilder .........        3/6/98         (9,419,222)
      5,578,200  Netherlands Guilder .........        4/6/98         (2,835,510)
      2,816,550  Netherlands Guilder .........       4/30/98         (1,433,612)
     12,241,400  Netherlands Guilder .........       5/15/98         (6,235,898)
     11,118,000  Netherlands Guilder .........       5/29/98         (5,667,877)
      7,399,600  Netherlands Guilder .........       6/15/98         (3,775,649)
      1,888,300  Netherlands Guilder .........       7/15/98           (965,026)
     28,109,700  Netherlands Guilder .........       8/28/98        (14,398,314)
      5,823,600  Netherlands Guilder .........      10/29/98         (2,993,002)
      4,345,307  New Zealand Dollar ..........      10/15/97         (2,789,851)
     13,060,514  New Zealand Dollar ..........      11/28/97         (8,434,240)
      1,457,938  New Zealand Dollar ..........       4/14/98           (955,083)
      3,637,951  New Zealand Dollar ..........       5/29/98         (2,393,466)
      3,021,604  New Zealand Dollar ..........       8/28/98         (2,004,530)
        785,793  New Zealand Dollar ..........       9/30/98           (522,837)
      1,617,599  New Zealand Dollar ..........      11/16/98         (1,081,437)
     12,790,000  Norwegian Krone .............      11/28/97         (1,806,275)
      9,625,950  Norwegian Krone .............        2/5/98         (1,364,375)
     70,495,000  Norwegian Krone .............       7/15/98        (10,066,979)
     18,201,250  Norwegian Krone .............       9/15/98         (2,606,358)
     11,203,500  Norwegian Krone .............       9/30/98         (1,605,390)
      2,385,100  Singapore Dollar ............        3/6/98         (1,567,391)
      1,413,000  Singapore Dollar ............       4/14/98           (929,711)
      1,412,900  Singapore Dollar ............       4/30/98           (930,225)
      2,840,400  Singapore Dollar ............       5/15/98         (1,871,182)
      1,404,500  Singapore Dollar ............       6/15/98           (926,435)
      2,101,950  Singapore Dollar ............       8/14/98         (1,387,791)
        726,250  Singapore Dollar ............       9/30/98           (479,597)
      4,501,500  Singapore Dollar ............      10/13/98         (2,973,741)
      1,514,400  Singapore Dollar ............      10/29/98         (1,000,870)
    192,810,000  Spanish Peseta ..............      10/15/97         (1,291,861)
    129,350,000  Spanish Peseta ..............      11/14/97           (867,024)
    130,645,000  Spanish Peseta ..............      11/28/97           (875,914)
    398,190,000  Spanish Peseta ..............       1/20/98         (2,672,855)
    426,864,000  Spanish Peseta ..............       2/17/98         (2,867,188)
    819,432,000  Spanish Peseta ..............       3/27/98         (5,509,411)
    571,600,000  Spanish Peseta ..............       4/14/98         (3,845,146)
    114,960,000  Spanish Peseta ..............       4/30/98           (773,718)
    144,420,000  Spanish Peseta ..............       5/14/98           (972,433)
    567,440,000  Spanish Peseta ..............       5/29/98         (3,822,716)
    568,680,000  Spanish Peseta ..............       6/15/98         (3,833,364)
    289,040,000  Spanish Peseta ..............       7/15/98         (1,950,497)
    370,075,000  Spanish Peseta ..............       8/28/98         (2,501,625)
    440,730,000  Spanish Peseta ..............      11/16/98         (2,987,152)
      2,343,257  Swedish Krona ...............       10/1/97           (308,937)
     13,449,000  Swedish Krona ...............      11/28/97         (1,777,012)
      6,832,000  Swedish Krona ...............       1/20/98           (904,388)
     60,983,250  Swedish Krona ...............        2/5/98         (8,076,909)
     75,152,000  Swedish Krona ...............       4/14/98         (9,974,341)
     23,018,400  Swedish Krona ...............       5/15/98         (3,057,796)
     48,906,000  Swedish Krona ...............       5/29/98         (6,499,280)
     18,871,250  Swedish Krona ...............       6/15/98         (2,509,025)
     26,754,700  Swedish Krona ...............       8/28/98         (3,563,543)
     39,267,500  Swedish Krona ...............       9/30/98         (5,234,084)
     39,676,000  Swedish Krona ...............      10/13/98         (5,290,609)
     22,499,700  Swedish Krona ...............      10/29/98         (3,001,680)
         22,322  Swiss Franc .................       10/1/97            (15,348)
      9,704,000  Swiss Franc .................      10/15/97         (6,684,282)
     14,691,600  Swiss Franc .................      10/31/97        (10,140,649)
      5,008,400  Swiss Franc .................      11/14/97         (3,462,551)
      7,628,100  Swiss Franc .................      11/28/97         (5,281,747)
     42,586,500  Swiss Franc .................      12/31/97        (29,606,731)
     10,588,600  Swiss Franc .................       1/20/98         (7,377,988)
     13,715,000  Swiss Franc .................        2/5/98         (9,573,336)
     11,137,600  Swiss Franc .................       2/27/98         (7,792,755)
     38,460,960  Swiss Franc .................       3/13/98        (26,950,185)
      5,595,200  Swiss Franc .................        4/6/98         (3,930,580)
      7,682,400  Swiss Franc .................       4/14/98         (5,401,521)
      6,302,475  Swiss Franc .................       4/30/98         (4,438,966)
     14,063,000  Swiss Franc .................       5/15/98         (9,920,820)
     22,743,600  Swiss Franc .................       5/22/98        (16,056,580)
     24,949,100  Swiss Franc .................       6/30/98        (17,686,206)
     10,988,800  Swiss Franc .................       7/31/98         (7,815,241)
      9,586,500  Swiss Franc .................       8/14/98         (6,827,846)
     13,213,550  Swiss Franc .................       8/28/98         (9,424,759)
     14,477,000  Swiss Franc .................       9/30/98        (10,361,311)
     10,845,200  Swiss Franc .................      10/29/98         (7,787,327)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $1,354,519,975) .............                  $(1,307,749,229)
                                                                ===============

TWEEDY, BROWNE GLOBAL VALUE FUND
-----------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------

September 30, 1997 (Unaudited)
ASSETS
    Investments, at value (Cost $1,532,851,689) (Note 1)
        See accompanying schedule ........................                       $1,865,481,344
    Cash and foreign currency (Cost $29,598,738) .........                           29,542,863
    Net unrealized appreciation of forward exchange
      contracts (Note 1) .................................                           47,034,853
    Receivable for Fund shares sold ......................                           17,832,360
    Dividends and interest receivable ....................                            5,374,227
    Receivable for investment securities sold ............                            3,068,377
    Prepaid expenses .....................................                               26,629
    Unamortized organization costs (Note 5) ..............                               14,897
                                                                                 --------------
        TOTAL ASSETS .....................................                        1,968,375,550
                                                                                 --------------
LIABILITIES
    Payable for investment securities purchased ..........      $12,500,674
    Investment advisory fee payable (Note 2) .............        1,939,694
    Payable for Fund shares redeemed .....................          676,366
    Administration fee payable (Note 2) ..................           66,987
    Custodian fees payable (Note 2) ......................           62,819
    Transfer agent fees payable (Note 2) .................           30,982
    Accrued Directors' fees and expenses (Note 2) ........            3,423
    Accrued expenses and other payables ..................          665,140
                                                                 ----------
        TOTAL LIABILITIES ................................                           15,946,085
                                                                                 --------------
NET ASSETS ...............................................                       $1,952,429,465
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ..................                       $   23,984,033
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ..........                          107,133,852
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets .                          379,526,698
    Par value ............................................                               10,894
    Paid-in capital in excess of par value ...............                        1,441,773,988
                                                                                 --------------
        TOTAL NET ASSETS .................................                       $1,952,429,465
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,952,429,465 / 108,935,552 shares of common stock
    outstanding) .........................................                               $17.92
                                                                                         ======

TWEEDY, BROWNE GLOBAL VALUE FUND
-----------------------------------------------------------------------------------------------
 Statement of Operations
-----------------------------------------------------------------------------------------------
For the six months ended September 30, 1997 (Unaudited)
INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $2,610,926) ..............     $  20,584,424
    Interest (net of foreign withholding taxes of $92) ......................         3,811,108
                                                                                   ------------
        TOTAL INVESTMENT INCOME .............................................        24,395,532
                                                                                   ------------
EXPENSES
    Investment advisory fee (Note 2) ......................      $10,809,805
    Administration fee (Note 2) ...........................          388,086
    Custodian fees (Note 2) ...............................          358,915
    Transfer agent fees (Note 2) ..........................           78,651
    Legal and audit fees ..................................           60,504
    Directors' fees and expenses (Note 2) .................           12,551
    Amortization of organization costs (Note 5) ...........           11,174
    Other .................................................          734,364
    Waiver of fees by administrator (Note 2) ..............          (86,035)
                                                                 -----------
        TOTAL EXPENSES ......................................................        12,368,015
                                                                                   ------------
NET INVESTMENT INCOME .......................................................        12,027,517
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
    Net realized gain on:
      Securities ............................................................        33,059,276
      Forward exchange contracts ............................................        50,089,986
      Foreign currencies and net other assets ...............................           339,591
                                                                                   ------------
    Net realized gain on investments during the period ......................        83,488,853
                                                                                   ------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................       168,047,722
      Forward exchange contracts ............................................       (15,428,618)
      Foreign currencies and net other assets ...............................           145,786
                                                                                   ------------
    Net unrealized appreciation on investments during the period ............       152,764,890
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       236,253,743
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $248,281,260
                                                                                   ============

TWEEDY, BROWNE GLOBAL VALUE FUND
-----------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                            SIX MONTHS
                                                               ENDED                YEAR
                                                              9/30/97               ENDED
                                                            (UNAUDITED)            3/31/97
                                                           --------------       --------------
Net investment income ...............................      $   12,027,517       $    8,308,612
Net realized gain on securities, forward exchange
  contracts and currency transactions during the
  period ............................................          83,488,853          120,005,899
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the period ................         152,764,890           54,898,049
                                                           --------------       --------------
Net increase in net assets resulting from operations          248,281,260          183,212,560
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..........................................          --                  (14,614,831)
  Dividends in excess of net investment income ......          --                  (28,673,453)
  Distributions to shareholders from net realized
    gain on
    investments .....................................          --                  (44,555,478)
Net increase in net assets from Fund share
  transactions (Note 4) .............................         262,937,713          394,930,728
                                                           --------------       --------------
Net increase in net assets ..........................         511,218,973          490,299,526
NET ASSETS
Beginning of period .................................       1,441,210,492          950,910,966
                                                           --------------       --------------
End of period (including undistributed net investment
  income of $23,984,033 and $11,956,516,
  respectively) .....................................      $1,952,429,465       $1,441,210,492
                                                           ==============       ==============

TWEEDY, BROWNE GLOBAL VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
For a Fund share outstanding throughout each period.
                                 SIX MONTHS
                                    ENDED              YEAR                  YEAR             YEAR              YEAR
                                   9/30/97            ENDED                  ENDED           ENDED              ENDED
                                 (UNAUDITED)         3/31/97              3/31/96(a)        3/31/95         3/31/94(a)(b)
Net asset value, beginning
  of period ..............        $  15.46              $  14.28           $  11.52           $  12.26           $  10.00
                                  --------              --------           --------           --------           --------
Income from investment operations:
Net investment income
  (loss)(c) ..............            0.09                  0.12               0.15               0.10              (0.00)(d)
Net realized and
  unrealized gain (loss)
  on investments .........            2.37                  2.18               2.81              (0.68)              2.26
                                  --------              --------           --------           --------           --------
    Total from investment
      operations .........            2.46                  2.30               2.96              (0.58)              2.26
                                  --------              --------           --------           --------           --------
DISTRIBUTIONS:
  Dividends from net
    investment income ....           --                    (0.19)              --                 --                --
  Dividends in excess of
    net investment income            --                    (0.36)              --                 --                --
  Distributions from net
    realized gains .......           --                    (0.57)             (0.05)             (0.06)             --
  Distributions in excess
    of net realized gains            --                    --                 (0.15)             (0.10)             --
                                  --------              --------           --------           --------           --------
    Total distributions ..           --                    (1.12)             (0.20)             (0.16)             --
                                  --------              --------           --------           --------           --------
Net asset value, end of
  period .................        $  17.92              $  15.46           $  14.28           $  11.52           $  12.26
                                  ========              ========           ========           ========           ========
Total return(e) ..........           15.91%                16.66%             25.88%            (4.74)%             22.60%
                                  ========              ========           ========           ========           ========
Ratios/Supplemental Data:
Net assets, end of period
  (in 000's) .............      $1,952,429            $1,441,210           $950,911           $655,035           $297,434
Ratio of operating
  expenses to average net
  assets(f) ..............            1.43%(g)              1.58%              1.60 %             1.65%              1.73%(g)
Ratio of net investment
  income (loss) to average
  net assets .............            1.39%(g)              0.73%              1.15 %             1.08%            (0.00)%(g)(h)
Portfolio turnover rate ..               8%                   20%                17 %               16%                14%
Average commission rate
  (per share of
  security)(i) ...........       $  0.0195             $  0.0249           $ 0.0206                N/A                N/A
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was $0.11 and $(0.01) per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratio before the waiver of fees by the administrator and/or investment advisor for the six months ended September 30, 1997, the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was 1.44%,
    1.58% and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Debt securities with a remaining maturity of more than 60 days are valued according to certain pricing services.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS
    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $28.4 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                   FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                          UP TO        $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                          UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration and fund accounting fees of $86,035. For the period from May 16, 1997 to September 30, 1997, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the six months ended September 30, 1997, the Fund incurred total brokerage commissions of $1,239,060.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1997, aggregated $360,510,702 and $121,382,504, respectively.

    At September 30, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $430,569,520 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $97,939,865.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                           SIX MONTHS ENDED 9/30/97                YEAR ENDED 3/31/97
                                      ------------------------------------------------------------------------
                                           SHARES            AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                     25,447,993       $428,366,720        35,117,166       $522,414,402
Reinvested                                 --                --                5,409,129         78,324,194
Redeemed                                 (9,750,119)      (165,429,007)      (13,856,018)      (205,807,868)
--------------------------------------------------------------------------------------------------------------
Net increase                             15,697,874       $262,937,713        26,670,277       $394,930,728
--------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 1997, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Portfolio of Investments
--------------------------------------------------------------------------------

September 30, 1997 (Unaudited)

                         [Graphic Omitted]

                                                                     MARKET
                                                                     VALUE
  SHARES                                                            (NOTE 1)
  ------                                                            --------
              COMMON STOCKS--DOMESTIC--87.9%
              ADVERTISING--0.4%
       6,680  Grey Advertising Inc. ............................  $  2,324,640
                                                                  ------------
              APPAREL/TEXTILES--0.1%
      45,900  Chic by H.I.S. Inc.+ .............................       324,169
       9,400  Garan Inc. .......................................       220,900
       2,000  Thomaston Mills, Inc., Class A ...................        18,500
                                                                  ------------
                                                                       563,569
                                                                  ------------
              AUTOMOTIVE PARTS--0.8%
     170,400  Standard Motor Products, Inc. ....................     3,983,100
      23,300  Standard Products Company ........................       613,081
       5,200  Woodward Governor Company ........................       184,275
                                                                  ------------
                                                                     4,780,456
                                                                  ------------
              BANKING--14.2%
      56,700  BancFirst Corporation ............................     1,885,275
      10,200  Cape Cod Bank & Trust Company ....................       353,175
     179,407  Chase Manhattan Corporation ......................    21,170,026
      75,100  Comerica, Inc. ...................................     5,928,206
       4,500  Community Financial Group - Bank of Nashville ....        52,312
     156,110  First Chicago NBD Corporation ....................    11,747,277
      20,400  First Mortgage Corporation+ ......................        77,775
      33,900  Mercantile Bancorporation, Inc. ..................     2,580,638
      40,855  Mid-America Bancorporation .......................     1,348,215
      18,000  Peoples Bank Corporation of Indianapolis .........       600,750
     246,700  PNC Bank Corporation .............................    12,042,044
     381,860  Popular, Inc. ....................................    20,143,115
      36,000  Wells Fargo & Company ............................     9,900,000
                                                                  ------------
                                                                    87,828,808
                                                                  ------------
              BASIC INDUSTRIES--3.4%
     100,500  ACX Technologies Inc.+ ...........................     2,675,812
      25,000  Blessings Corporation ............................       381,250
     121,700  Gorman-Rupp Company ..............................     2,418,787
      61,400  Monarch Machine Tool Company .....................       598,650
      70,200  Sequa Corporation, Class A+ ......................     4,047,469
      78,000  Tremont Corporation+ .............................     4,553,250
      30,200  Unilever NV, ADR .................................     6,421,275
                                                                  ------------
                                                                    21,096,493
                                                                  ------------
              BUSINESS AND COMMERCIAL SERVICES--0.6%
     129,000  Harland (John H.) Company ........................     2,975,062
       1,300  IIC Industries Inc.+ .............................        56,225
      12,500  Paris Corporation+ ...............................        24,219
      38,600  PriceSmart, Inc.+ ................................       692,388
                                                                  ------------
                                                                     3,747,894
                                                                  ------------
              CHEMICALS--1.6%
     202,400  Lilly Industries Inc., Class A ...................     4,250,400
     222,900  Oil-Dri Corporation of America ...................     3,775,369
      77,500  Stepan Company ...................................     2,068,281
                                                                  ------------
                                                                    10,094,050
                                                                  ------------
              CONSUMER NON-DURABLES--12.5%
     142,400  Bairnco Corporation ..............................     1,441,800
     130,400  Coca-Cola Bottling Company .......................     7,530,600
     209,200  EKCO Group Inc.+ .................................     1,634,375
      76,800  Fuji Photo Film Company Ltd., ADR ................     3,163,200
     334,535  Great Atlantic & Pacific Tea Company, Inc. .......    10,621,486
      19,000  Hyde Athletic Industries Inc., Class A+ ..........        89,062
      25,000  Hyde Athletic Industries Inc., Class B+ ..........       121,875
     184,000  Nestle, ADR ......................................    12,815,732
      49,800  OroAmerica Inc.+ .................................       277,012
     509,250  Philip Morris Companies, Inc. ....................    21,165,703
       8,800  TCC Industries Inc.+ .............................        39,050
     567,000  UST Inc. .........................................    17,328,938
      57,200  Village Super Market Inc., Class A+ ..............       521,950
                                                                  ------------
                                                                    76,750,783
                                                                  ------------
              CONSUMER SERVICES--1.7%
     460,400  Jones Intercable Inc., Class A+ ..................     5,783,775
     193,350  Pinkerton's, Inc. ................................     4,447,050
                                                                  ------------
                                                                    10,230,825
                                                                  ------------
              ELECTRONIC EQUIPMENT--0.0%++
       8,000  Espey Manufacturing and Electronics Corporation ..       135,000
                                                                  ------------
              ENGINEERING AND CONSTRUCTION--2.9%
      12,700  Atkinson (Guy F.) Company California+ ............        40,481
      42,700  Devcon International Corporation+ ................       213,500
     107,300  Harding Lawson Associates Group+ .................     1,026,056
     150,500  Hovnanian Enterprises, Inc.+ .....................     1,175,781
      14,100  Liberty Homes, Inc. ..............................       132,188
      61,300  M/I Schottenstein Homes Inc.+ ....................       946,319
       4,080  Oilgear Company ..................................        77,520
      42,000  Oriole Homes Corporation, Class A+ ...............       273,000
      91,500  Oriole Homes Corporation, Class B+ ...............       571,875
     459,700  Ryland Group, Inc. ...............................     8,159,675
     489,300  Standard-Pacific Corporation .....................     5,137,650
                                                                  ------------
                                                                    17,754,045
                                                                  ------------
              FINANCIAL SERVICES--12.8%
     224,230  American Express Company .........................    18,358,831
     511,280  Federal Home Loan Mortgage Corporation ...........    18,022,620
     126,800  Household International Inc. .....................    14,352,175
      18,600  HPSC Inc.+ .......................................       123,225
      20,800  Kent Financial Services Inc.+ ....................       119,600
     345,550  Lehman Brothers Holdings Inc. ....................    18,530,119
      10,000  Letchworth Independent Bancshares Corporation ....       455,000
     391,000  Phoenix Duff & Phelps Corporation ................     3,030,250
     109,030  ReliaStar Financial Corporation ..................     4,340,757
      29,800  Value Line Inc. ..................................     1,193,863
       1,604  Whitney Holding Corporation ......................        75,488
                                                                  ------------
                                                                    78,601,928
                                                                  ------------
              FOOD AND BEVERAGES--0.0%++
       2,177  United Foods, Inc., Class A+ .....................         5,987
       3,269  United Foods, Inc., Class B+ .....................         8,990
                                                                  ------------
                                                                        14,977
                                                                  ------------
              FURNITURE--0.9%
      29,900  Flexsteel Industries Inc. ........................       363,472
      35,250  O'Sullivan Corporation ...........................       378,938
     364,800  O'Sullivan Industries Holdings, Inc.+ ............     4,560,000
                                                                  ------------
                                                                     5,302,410
                                                                  ------------
              HEALTH CARE--8.7%
     163,670  Glaxo Wellcome PLC, Sponsored ADR ................     7,354,921
      33,412  Johnson & Johnson ................................     1,925,367
      10,666  Novartis AG, ADR .................................       817,697
     287,900  Nycomed ASA, ADR, Class B ........................     6,117,875
      23,700  Pharmacia & Upjohn, Inc. .........................       865,050
     385,600  Pharmacia & Upjohn, Inc., Depository Shares ......    13,980,408
     515,200  Regency Health Services, Inc.+ ...................    11,270,000
     557,000  Sun Healthcare Group Inc.+ .......................    11,453,313
       7,500  Trans Leasing International, Inc. ................        69,844
       8,000  Wyant Corporation+ ...............................        49,000
                                                                  ------------
                                                                    53,903,475
                                                                  ------------
              INSURANCE--11.2%
      15,200  Allstate Financial Corporation+ ..................        88,350
     269,100  American Annuity Group Inc. ......................     5,785,650
      90,450  American General Corporation .....................     4,692,094
      77,400  American Indemnity Financial Corporation .........     1,146,488
     115,125  American National Insurance Company ..............    11,526,891
     225,692  Integon Corporation ..............................     5,867,992
      14,160  Kansas City Life Insurance Company ...............     1,200,060
      21,600  Merchants Group Inc. .............................       402,300
     111,200  MMI Companies, Inc. ..............................     2,932,900
      51,900  National Western Life Insurance Company+ .........     5,313,263
     239,200  NAC Re Corporation ...............................    12,288,900
      13,200  RLI Corporation ..................................       594,000
     240,800  Transatlantic Holdings, Inc. .....................    17,247,300
                                                                  ------------
                                                                    69,086,188
                                                                  ------------
              LEISURE AND ENTERTAINMENT--1.1%
     140,400  C-TEC Corporation+ ...............................     6,984,900
                                                                  ------------
              METALS AND METAL PRODUCTS--0.0%++
      14,000  American Metals Service, Inc.+ ...................        11,944
                                                                  ------------
              OIL AND GAS--1.0%
      80,000  Isramco, Inc.+ ...................................        76,250
       5,600  Lufkin Industries, Inc. ..........................       173,250
      41,460  Matrix Service Company+ ..........................       288,924
     175,200  Penn Virginia Corporation ........................     5,201,250
      10,000  Wiser Oil Company ................................       171,250
                                                                  ------------
                                                                     5,910,924
                                                                  ------------
              REAL ESTATE--1.9%
     439,400  American Real Estate Partners Ltd. ...............     4,833,400
      26,100  Arizona Land Income Corporation, Class A .........       141,103
      18,012  Atlantic Realty Trust Inc.+ ......................       217,270
     102,000  Koger Equity Inc. ................................     2,078,250
      13,200  Mays (J.W.), Inc.+ ...............................       114,675
     154,400  Price Enterprises Inc. ...........................     2,967,375
       3,623  Public Storage, Inc. .............................       107,331
      36,025  Ramco-Gershenson Properties ......................       713,745
      20,000  Reading Entertainment+ ...........................       249,375
                                                                  ------------
                                                                    11,422,524
                                                                  ------------
              RESTAURANT CHAINS--4.5%
     766,500  Darden Restaurants Inc. ..........................     8,862,656
     374,000  McDonald's Corporation ...........................    17,811,750
      83,400  Vicorp Restaurants Inc.+ .........................     1,316,156
                                                                  ------------
                                                                    27,990,562
                                                                  ------------
              RETAIL--5.0%
      82,500  Burlington Coat Factory Warehouse ................     1,742,812
       1,000  Dart Group Corporation, Class A ..................       107,375
     119,300  Discount Auto Parts Inc.+ ........................     2,863,200
     117,900  EZCORP Inc., Class A+ ............................     1,223,212
     407,100  Fingerhut Companies, Inc. ........................     9,159,750
      90,100  Government Technology Services, Inc. .............       473,025
     654,000  Jan Bell Marketing Inc.+ .........................     1,757,625
     164,000  Kmart Corporation+ ...............................     2,296,000
       9,900  Mercantile Stores Company Inc. ...................       623,081
      89,600  Penney (J.C.) Company, Inc. ......................     5,219,200
      52,100  Seaman Furniture Company+ ........................     1,266,681
     130,100  Swiss Army Brands, Inc.+ .........................     1,374,181
     158,700  Syms Corporation+ ................................     2,340,825
     138,000  United Retail Group, Inc.+ .......................       414,000
                                                                  ------------
                                                                    30,860,967
                                                                  ------------
              TECHNOLOGY--0.0%++
      44,600  Astrosystems Inc. ................................        44,600
                                                                  ------------
              TELECOMMUNICATIONS--0.0%++
      15,300  TCI International Inc.+ ..........................        90,844
                                                                  ------------
              TRANSPORTATION/TRANSPORTATION SERVICES--2.6%
     225,200  GATX Corporation .................................    15,215,075
      53,100  KLLM Transport Services Inc.+ ....................       657,113
                                                                  ------------
                                                                    15,872,188
                                                                  ------------
              TOTAL COMMON STOCKS--DOMESTIC
              (COST $367,839,941) ..............................   541,404,994
                                                                  ------------
              COMMON STOCKS--FOREIGN--3.5%
              FINLAND--0.4%
      11,000  Huhtamaki Group, Class I .........................       432,575
      15,500  Kone Corporation, Class B+ .......................     2,007,373
                                                                  ------------
                                                                     2,439,948
                                                                  ------------
              FRANCE--0.2%
         900  Bongrain SA ......................................       336,780
       2,725  Klepierre ........................................       360,568
       3,512  Lyonnaise des Eaux--Dumez+ .......................       391,890
       2,300  Peugeot SA .......................................       303,170
                                                                  ------------
                                                                     1,392,408
                                                                  ------------
              HONG KONG--0.1%
     100,000  Jardine Strategic Holdings Ltd. ..................       392,000
     250,000  Swire Pacific Ltd., Class B ......................       369,928
                                                                  ------------
                                                                       761,928
                                                                  ------------
              ITALY--0.1%
      72,100  Arnoldo Mondadori Editore SPA ....................       527,128
                                                                  ------------
              JAPAN--1.0%
      63,000  Aichi Electric Company Ltd. ......................       149,838
      49,000  Amada Sonoike Company Ltd. .......................       154,305
      62,000  Bunka Shutter Company Ltd. .......................       222,475
      15,200  Chofu Seisakusho Company .........................       215,397
      35,000  Danto Corporation ................................       268,294
      58,000  Dowa Fire & Marine Insurance Company .............       230,712
      17,000  Fuji Photo Film Ltd. .............................       701,583
      28,000  Fujisawa Pharmaceutical Company ..................       238,999
      30,000  Gakken Company Ltd. ..............................        98,202
      50,000  Hitachi Koki .....................................       285,904
      23,000  Hitachi Medical Corporation ......................       245,877
       6,000  Katsuragawa Electric Company .....................        25,358
      50,000  Koito Manufacturing ..............................       321,124
      53,000  Koyosha Inc. .....................................       294,274
      19,000  Matsushita Electric Industrial Company ...........       343,250
      54,000  Mitsubishi Electric Corporation ..................       212,563
      32,000  Morito ...........................................       209,497
      45,150  Nissan Fire & Marine Insurance Company ...........       185,210
      36,000  Oak ..............................................       119,334
      62,000  Osaka Securities Finance .........................       177,774
      19,000  Sangetsu Company Ltd. ............................       307,036
      15,000  Sankyo Company Ltd. ..............................       519,599
      25,000  Shikoku Coca-Cola Bottling .......................       265,186
      99,000  Shin Nikkei Company Ltd. .........................       176,390
      32,000  Toyo Technical Company Ltd. ......................       225,408
                                                                  ------------
                                                                     6,193,589
                                                                  ------------
              NETHERLANDS--0.3%
      10,000  Heineken Holdings NV, Class A ....................     1,535,253
      15,000  Holdingmaatschappij De Telegraaf NV ..............       316,599
                                                                  ------------
                                                                     1,851,852
                                                                  ------------
              SINGAPORE--0.1%
      79,000  Robinson and Company Ord .........................       379,634
                                                                  ------------
              SPAIN--0.1%
       7,600  Argentaria .......................................       454,666
      16,000  Unipapel SA ......................................       389,629
                                                                  ------------
                                                                       844,295
                                                                  ------------
              SWITZERLAND--0.3%
       2,000  Danzas Holding AG PC .............................       426,980
       2,000  Edipresse SA, Bearer .............................       578,933
         500  Swissair AG, Registered+ .........................       668,660
                                                                  ------------
                                                                     1,674,573
                                                                  ------------
              UNITED KINGDOM--0.9%
     177,800  BTR Ord ..........................................       720,834
      50,000  Carclo Engineering Group PLC .....................       175,305
     172,000  Concentric PLC ...................................       356,284
     100,000  Harrisons & Crosfield PLC ........................       198,276
     189,385  McAlpine (Alfred) PLC ............................       431,984
      65,000  SmithKline Beecham, PLC Units, ADR ...............     3,176,875
     150,000  Thistle Hotels PLC ...............................       338,520
                                                                  ------------
                                                                     5,398,078
                                                                  ------------
              TOTAL COMMON STOCKS--FOREIGN
              (COST $18,023,888) ...............................    21,463,433
                                                                  ------------
              COMMON STOCK RIGHTS--0.0%++ (COST $1,143)
      87,880  American Real Estate Partners Ltd.+ ..............         1,373
                                                                  ------------

     FACE
     VALUE
     -----
              COMMERCIAL PAPER--3.5%
$  5,000,000  Ford Motor Company, 6.200% due 10/1/97 ...........     5,000,000
  17,050,000  General Electric Capital Corporation, 6.450%
              due 10/1/97 ......................................    17,050,000
                                                                  ------------
              TOTAL COMMERCIAL PAPER
              (COST $22,050,000) ...............................    22,050,000
                                                                  ------------
              U.S. TREASURY BILLS--0.1%
     315,000  5.508%** due 10/16/97 ............................       314,315
     200,000  5.870%** due 4/30/98 .............................       193,494
                                                                  ------------
              TOTAL U.S. TREASURY BILLS
              (COST $507,809) ..................................       507,809
                                                                  ------------
              REPURCHASE AGREEMENT--4.9%
              (COST $30,000,000)
  30,000,000  Agreement with UBS Securities, Inc., 6.030%
              dated 9/30/97, to be repurchased at $30,005,025 on
              10/1/97, collateralized by $29,782,000 U.S.
              Treasury Notes, 6.250% due 5/31/99 (market value
              $30,000,000)                                          30,000,000
                                                                  ------------

TOTAL INVESTMENTS (COST $438,422,781*) ..................  99.9%   615,427,609
OTHER ASSETS AND LIABILITIES (NET) ......................   0.1        758,952
                                                           ----   ------------
NET ASSETS .............................................. 100.0%  $616,186,561
                                                          =====   ============
------------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
Ord--Ordinary Share

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Schedule of Forward Exchange Contracts
--------------------------------------------------------------------------------

September 30, 1997 (Unaudited)
                                                    CONTRACT          MARKET
                                                     VALUE            VALUE
 CONTRACTS                                           DATE           (NOTE 1)
 ---------                                           ----           --------
FORWARD EXCHANGE CONTRACTS TO BUY
 11,172,218  Japanese Yen ...................       10/1/97       $     92,585
 29,165,781  Japanese Yen ...................       10/2/97            241,704
  8,284,122  Japanese Yen ...................       10/3/97             68,655
                                                                  ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
  (CONTRACT AMOUNT $402,168) ................                     $    402,944
                                                                  ============
FORWARD EXCHANGE CONTRACTS TO SELL
  1,721,335  Finnish Markka .................       3/13/98       $   (328,561)
  2,994,600  Finnish Markka .................       4/30/98           (572,976)
  5,298,500  Finnish Markka .................      10/29/98         (1,021,943)
  1,002,660  French Franc ...................      10/15/97           (169,178)
  4,739,600  French Franc ...................      10/29/98           (817,604)
    125,008  Great Britain Pound Sterling ...      10/15/97           (201,560)
  1,813,456  Great Britain Pound Sterling ...      12/31/97         (2,927,578)
    466,650  Great Britain Pound Sterling ...        2/5/98           (753,776)
    617,932  Great Britain Pound Sterling ...       3/13/98           (998,716)
    945,239  Great Britain Pound Sterling ...       9/30/98         (1,532,332)
    629,683  Great Britain Pound Sterling ...      10/29/98         (1,021,238)
423,335,000  Italian Lira ...................      10/15/97           (245,136)
190,496,250  Japanese Yen ...................      10/15/97         (1,582,161)
 75,798,100  Japanese Yen ...................      12/30/97           (636,900)
 29,050,000  Japanese Yen ...................       3/13/98           (246,634)
116,095,000  Japanese Yen ...................       4/14/98           (990,142)
 83,172,250  Japanese Yen ...................       4/30/98           (711,045)
107,930,000  Japanese Yen ...................       7/15/98           (933,286)
114,850,000  Japanese Yen ...................       9/30/98         (1,004,832)
    248,355  Netherlands Guilder ............      10/15/97           (124,935)
  3,407,800  Netherlands Guilder ............      12/31/97         (1,722,713)
  1,857,800  Netherlands Guilder ............       3/13/98           (943,103)
  3,968,000  Netherlands Guilder ............      10/29/98         (2,039,328)
  4,812,975  Norwegian Krone ................        2/5/98           (682,188)
    418,260  Singapore Dollar ...............      10/15/97           (273,646)
 38,562,000  Spanish Peseta .................      10/15/97           (258,372)
  6,767,000  Swedish Krona ..................      12/30/97           (895,148)
 34,537,500  Swedish Krona ..................       7/15/98         (4,595,452)
 10,091,900  Swedish Krona ..................      10/29/98         (1,346,358)
    242,600  Swiss Franc ....................      10/15/97           (167,107)
  3,871,500  Swiss Franc ....................      12/31/97         (2,691,521)
  1,371,500  Swiss Franc ....................        2/5/98           (957,333)
  1,068,360  Swiss Franc ....................       3/13/98           (748,616)
  2,064,000  Swiss Franc ....................       7/15/98         (1,465,465)
  2,794,900  Swiss Franc ....................       9/30/98         (2,000,334)
  2,425,900  Swiss Franc ....................      10/29/98         (1,741,902)
                                                                  ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (CONTRACT AMOUNT $40,525,000) ...........................       $(39,349,119)
                                                                  ============

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------
September 30, 1997 (Unaudited)
ASSETS
    Investments, at value (Cost $438,422,781) (Note 1)
        See accompanying schedule ............................                      $615,427,609
    Cash and foreign currency (Cost $7,489,794) ..............                         7,481,986
    Receivable for Fund shares sold ..........................                         1,423,059
    Net unrealized appreciation of forward exchange contracts
      (Note 1) ...............................................                         1,176,657
    Dividends and interest receivable ........................                           824,422
    Unamortized organization costs (Note 5) ..................                            22,688
    Prepaid expenses .........................................                             7,297
                                                                                    ------------
        TOTAL ASSETS .........................................                       626,363,718
                                                                                    ------------
LIABILITIES
    Payable for investment securities purchased ..............      $9,348,191
    Investment advisory fee payable (Note 2) .................         594,094
    Payable for Fund shares redeemed .........................          53,834
    Administration fee payable (Note 2) ......................          22,043
    Transfer agent fees payable (Note 2) .....................          12,483
    Custodian fees payable (Note 2) ..........................           5,812
    Accrued Directors' fees and expenses (Note 2) ............           1,327
    Accrued expenses and other payables ......................         139,373
                                                                     ---------
        TOTAL LIABILITIES ....................................                        10,177,157
                                                                                    ------------
NET ASSETS ...................................................                      $616,186,561
                                                                                    ============
NET ASSETS CONSIST OF
    Undistributed net investment income ......................                      $  3,021,750
    Accumulated net realized gain on securities, forward
      exchange
      contracts and foreign currencies .......................                         6,885,340
    Net unrealized appreciation on securities, forward
      exchange
      contracts, foreign currencies and net other assets .....                       178,178,345
    Par value ................................................                             2,952
    Paid-in capital in excess of par value ...................                       428,098,174
                                                                                    ------------
        TOTAL NET ASSETS .....................................                      $616,186,561
                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
    ($616,186,561 / 29,519,221 shares of common stock
    outstanding)                                                                          $20.87
                                                                                          ======

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------------
 Statement of Operations
----------------------------------------------------------------------------------------------------

For the six months ended September 30, 1997 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $66,587) .................           $  4,208,864
    Interest ................................................................              1,072,482
                                                                                        ------------
        TOTAL INVESTMENT INCOME .............................................              5,281,346
                                                                                        ------------
EXPENSES
    Investment advisory fee (Note 2) ........................      $2,972,409
    Administration fee (Note 2) .............................         113,566
    Transfer agent fees (Note 2) ............................         102,712
    Custodian fees (Note 2) .................................          28,489
    Legal and audit fees ....................................          15,812
    Amortization of organization costs (Note 5) .............           9,761
    Directors' fees and expenses (Note 2) ...................           3,766
    Other ...................................................         180,930
    Waiver of fees by investment adviser and administrator
      (Note 2)                                                       (128,268)
                                                                   ----------
        TOTAL EXPENSES ......................................................              3,299,177
                                                                                        ------------
NET INVESTMENT INCOME .......................................................              1,982,169
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain (loss):
      Securities ............................................................                423,462
      Forward exchange contracts ............................................              1,079,981
      Foreign currencies and net other assets ...............................                (33,493)
                                                                                        ------------
    Net realized gain on investments during the period ......................              1,469,950
                                                                                        ------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................            114,117,386
      Forward exchange contracts ............................................               (303,875)
      Currencies and net other assets .......................................                 27,743
                                                                                        ------------
    Net unrealized appreciation of investments during the period ............            113,841,254
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................            115,311,204
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM  OPERATIONS                                   $117,293,373
                                                                                        ============

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                                SIX MONTHS
                                                                   ENDED              YEAR
                                                                  9/30/97             ENDED
                                                                (UNAUDITED)          3/31/97
                                                               ------------       ------------
Net investment income ...................................      $  1,982,169       $  2,332,921
Net realized gain on securities, forward exchange
  contracts and currency transactions during the period .         1,469,950         11,510,445
Net unrealized appreciation of securities, forward
  exchange
  contracts, foreign currencies and net other assets
  during the period .....................................       113,841,254         26,815,015
                                                               ------------       ------------
Net increase in net assets resulting from operations ....       117,293,373         40,658,381
DISTRIBUTIONS:
  Distributions to shareholders from net investment
    income ..............................................           --              (2,924,069)
  Distributions to shareholders from net realized gain on
    investments .........................................           --              (7,097,006)
Net increase in net assets from Fund share transactions
  (Note 4) ..............................................       156,425,809        110,231,566
                                                               ------------       ------------
Net increase in net assets ..............................       273,719,182        140,868,872
NET ASSETS
Beginning of period .....................................       342,467,379        201,598,507
                                                               ------------       ------------
End of period (including undistributed net investment
  income of $3,021,750 and $1,039,581, respectively) ....      $616,186,561       $342,467,379
                                                               ============       ============

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

                                        SIX MONTHS
                                          ENDED          YEAR        YEAR         YEAR          PERIOD
                                          9/30/97        ENDED       ENDED       ENDED           ENDED
                                        (UNAUDITED)     3/31/97     3/31/96(a)  3/31/95(a)     3/31/94(b)
                                        -----------     -------     ----------  ----------     ----------
Net asset value, beginning of period     $  16.22     $  14.29     $  10.71    $   9.71       $  10.00
                                         --------     --------     --------    --------       --------
Income from investment operations:
Net investment income(c) ...........         0.05         0.13         0.15        0.13           0.01
Net realize d and unrealized gain
  (loss) on investments ............         4.60         2.39         3.56        0.93          (0.30)
                                         --------     --------     --------    --------       --------
    Total from investment operations .       4.65       2.52           3.71        1.06          (0.29)
                                         --------     --------     --------    --------       --------
DISTRIBUTIONS:
Dividends from net investment income         --          (0.17)       (0.11)      (0.06)          --
Distributions from net realized
  gains ............................         --          (0.42)       (0.02)       --             --
                                         --------     --------     --------    --------       --------
Total distributions ................         --          (0.59)       (0.13)     (0.06)           --
                                         --------     --------     --------    --------       --------
Net asset value, end of period .....     $  20.87     $  16.22     $  14.29    $  10.71       $   9.71
                                         ========     ========     ========    ========       ========
Total return(d) ....................        28.67%       17.75%       34.70%      11.02%         (2.90)%
                                         ========     ========     ========    ========       ========
Ratios/Supplemental Data:
Net assets, end of period (in 000's)     $616,187     $342,467     $201,599    $ 58,856       $ 16,133
Ratio of operating expenses to
  average net assets}(e) ...........         1.39%(f)     1.39%        1.39%       1.74%          2.26%(f)
Ratio of net investment income to
  average net assets ...............         0.83%(f)     0.92%        1.13%       1.25%          0.64%(f)
Portfolio turnover rate ............            1%          16%           9%          4%             0%(g)
Average commission rate (per share
  of security)(h) ..................     $ 0.0272     $ 0.0302     $ 0.0341         N/A            N/A

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 was $0.11, $0.12, $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the six months ended September 30, 1997, the years ended March 31, 1997, 1996, and 1995 and the 3.75-month period ended March 31, 1994 were 1.44%, 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value by the Investment Adviser or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities or other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Debt securities with a remaining maturity of more than 60 days are valued according to certain pricing services.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract of the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1997, Tweedy, Browne voluntarily waived fees of $105,729.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $29.5 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("the Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                              FEES ON ASSETS
                          ------------------------------------------------------
                                               BETWEEN
                              UP TO            $500 AND           EXCEEDING
                           $500 MILLION       $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------
Administration Fees           0.06%             0.04%               0.02%
--------------------------------------------------------------------------------

                              UP TO           EXCEEDING
                           $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees               0.03%             0.01%
--------------------------------------------------------------------------------

    For the period from April 1, 1997 to May 15, 1997, the Administrator voluntarily waived administration fees of $22,539. For the period from May 16, 1997 to September 30, 1997, the Administrator did not waive any administration fees.

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay for a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1997, Boston Safe did not waive any custody fees. On May 12, 1997, First Data Investors Services Group, Inc. replaced Unified Advisors, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the six months ended September 30, 1997, the Fund incurred total brokerage commissions of $155,206.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1997, aggregated $139,819,150 and $3,979,460, respectively.

    At September 30, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $179,619,727 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $2,614,899.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

               SIX MONTHS ENDED 9/30/97                YEAR ENDED 3/31/97
            -----------------------------------------------------------------
                SHARES           AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------
Sold          10,744,899      $200,600,716       9,381,470       $146,286,093
Reinvested      --               --                599,957          9,419,276
Redeemed      (2,344,768)      (44,174,907)     (2,966,055)       (45,473,803)
-------------------------------------------------------------------------------
Net Increase   8,400,131      $156,425,809       7,015,372       $110,231,566
-------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 1997, the Fund did not borrow under this Agreement.












                            TWEEDY, BROWNE FUND INC.
                       52 Vanderbilt Avenue, Ny, Ny 10017
                                  800-432-4789